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                    ALLIANCEBERNSTEIN INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
                  ALLIANCEBERNSTEIN INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
                 ALLIANCEBERNSTEIN INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

c/o ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

                      STATEMENT OF ADDITIONAL INFORMATION
                January 31, 2012, as amended February 29, 2012

   This Statement of Additional Information ("SAI") relates to the following classes of the AllianceBernstein Intermediate New York Municipal Portfolio (the
"New York Municipal Portfolio"), the AllianceBernstein Intermediate California
Municipal Portfolio (the "California Municipal Portfolio") and the
AllianceBernstein Intermediate Diversified Municipal Portfolio (the
"Diversified Municipal Portfolio," together with the New York Municipal
Portfolio and the California Municipal Portfolio, the "Portfolios," and each a
"Portfolio") of the Sanford C. Bernstein Fund, Inc. (the "Fund").

PORTFOLIO AND CLASS                                             EXCHANGE TICKER SYMBOL
--------------------------------------------------------------- ----------------------
ALLIANCEBERNSTEIN INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
   Class A                                                              ANIAX
   Class B                                                              ANYBX
   Class C                                                              ANMCX
ALLIANCEBERNSTEIN INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
   Class A                                                              AICAX
   Class B                                                              ACLBX
   Class C                                                              ACMCX
ALLIANCEBERNSTEIN INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
   Class A                                                              AIDAX
   Class B                                                              AIDBX
   Class C                                                              AIMCX

   This SAI is not a prospectus, but supplements and should be read in conjunction with the prospectus, dated January 31, 2012, as it may be amended and/or supplemented from time to time, for the Portfolios (the "Prospectus").
Copies of the Prospectus and the Portfolios' annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at
www.AllianceBernstein.com. Certain financial statements from the Fund's annual report dated September 30, 2011 are incorporated by reference into this SAI.
Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
FUND HISTORY                                                                       3
INVESTMENT STRATEGIES AND RELATED RISKS                                            3
INVESTMENT RESTRICTIONS                                                           21
INVESTMENTS                                                                       22
DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES                        36
MANAGEMENT OF THE FUND                                                            43
EXPENSES OF THE FUND                                                              50
CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES                           55
PURCHASE OF SHARES                                                                56
REDEMPTION AND REPURCHASE OF SHARES                                               70
SHAREHOLDER SERVICES                                                              71
NET ASSET VALUE                                                                   73
DIVIDENDS, DISTRIBUTIONS AND TAXES                                                75
PORTFOLIO TRANSACTIONS AND BROKERAGE                                              80
CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL
  STATEMENTS                                                                      82
GENERAL INFORMATION                                                               83
APPENDIX A                                                                       A-1
APPENDIX B                                                                       B-1

AllianceBernstein and the AllianceBernstein logo are registered trademarks and service marks used by permission of their owner, AllianceBernstein L.P.

                                 FUND HISTORY

   The Fund was incorporated under the laws of the State of Maryland on May 4,
1988 as an open-end management investment company.

   The New York Municipal Portfolio, doing business as AllianceBernstein
Intermediate New York Municipal Portfolio, commenced offering the New York
Municipal Class shares on January 9, 1989; the California Municipal Portfolio,
doing business as the AllianceBernstein Intermediate California Municipal
Portfolio, commenced offering the California Municipal Class shares on
August 6, 1990; and the Diversified Municipal Portfolio, doing business as the
AllianceBernstein Intermediate Diversified Municipal Portfolio, commenced offering the Diversified Municipal Class shares on January 9, 1989, pursuant to a separate Prospectus. On February 1, 2002, the New York Municipal Portfolio,
California Municipal Portfolio and the Diversified Municipal Portfolio
commenced offering Class A, Class B and Class C Shares.

                    INVESTMENT STRATEGIES AND RELATED RISKS

   The New York Municipal Portfolio and the California Municipal Portfolio are
non-diversified. The Diversified Municipal Portfolio is diversified. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Portfolios'
Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment
Company Act of 1940, as amended ( "1940 Act"), and may be changed by the Board of Directors of the Fund (the "Board") with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified of a material change in such policies. If there is a change in investment policy or objective, shareholders should consider whether the
Portfolio remains an appropriate investment in light of their then current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.

ALL PORTFOLIOS

   Each Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, each of the Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this
SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to certain markets or to manage the effective maturity or duration of fixed-income securities.

   To identify attractive bonds for the Portfolios, the Manager evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, the Manager may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk.
Finally, AllianceBernstein L.P. ("AllianceBernstein" or the "Manager") may use
interest rate forecasting to determine the best level of interest rate risk at a given time, within specified limits for each Portfolio.

   None of the Portfolios will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's
Corporation ("Standard & Poor's" or "S&P"), Fitch Ratings, Inc. ("Fitch") or
Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by
Fitch or MIG-1 or VMIG-1 by Moody's; A-1 by Standard & Poor's, or P-1 by
Moody's; or of securities and commercial paper that are rated by other ratings agencies or are not rated but in either case are determined by the Manager to be of comparable quality. In addition, none of the Portfolios will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or
Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch or less than P-2, MIG-2 or VMIG-2 by Moody's; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or
Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch or below
MIG-1, VMIG-1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds.
Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB, B or CCC by Standard & Poor's and Fitch, or Ba, B or Caa by Moody's are considered to be speculative with regard to the payment of interest and principal.

   In addition to these policies, which govern all Portfolios, individual
Portfolios have individual policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in

interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of each of the Portfolios may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

   The maturity composition of each of the Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

   Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase.
Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

   As a fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes.
"Municipal Securities" are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the
United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation but, in certain instances, may be includable in income subject to the alternative minimum tax ("AMT").

   In addition to Municipal Securities, each Portfolio may invest in non
Municipal Securities when, in the opinion of the Manager, the inclusion of the non municipal security will enhance the expected after tax return of the
Portfolio in accordance with the Portfolio's objectives.

   The term "net assets," as used in this SAI, means net assets plus any borrowings.

   The Portfolios may invest in mortgage-backed securities ("MBS"), including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally.
Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

   Unlike MBS issued or guaranteed by the U.S. Government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and
"overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

   In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label
MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

   The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

   If a Portfolio purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolios' securities. Therefore, if there are defaults on the underlying mortgage loans, the Portfolios will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

   Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Portfolio's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

   The Portfolios may also purchase asset-backed securities ("ABS") that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

   Each of the Portfolios may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

   Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

   The Portfolios may also invest in other types of fixed-income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities.
Such securities may include preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

   A Portfolio's compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by a
Portfolio, or if the maturity of a security is extended after purchase by a
Portfolio, the portfolio managers will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case a Portfolio may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

ALTERNATIVE MINIMUM TAX

   Under current federal income tax law, (1) interest on tax-exempt Municipal
Securities issued after August 7, 1986 which are specified "private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and
(2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds
("AMT-Subject bonds"), which include industrial development bonds and bonds issued to

finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable
Municipal Securities.

   Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to
AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

NEW YORK MUNICIPAL PORTFOLIO

   The New York Municipal Portfolio invests in those securities which the
Manager believes offer the highest after-tax returns for New York residents
(without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, the New York Municipal
Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal Securities issued by the
State of New York or its political subdivisions, or otherwise exempt from New
York State income tax ("New York Municipal Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal, New York State and local income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

   The New York Municipal Portfolio is a non-diversified portfolio under the
1940 Act. Nonetheless, the Fund intends to continue to qualify the New York
Municipal Portfolio, like each of the other Portfolios, as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the New York Municipal
Portfolio's total assets be represented by cash, cash items, U.S. Government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of the Portfolio's total assets, and that the New
York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. Government). If the New York Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the Portfolio.

   Because the New York Municipal Portfolio invests primarily in New York
Municipal Securities, the Portfolio's performance is closely tied to economic conditions within the State of New York and the financial condition of the
State and its agencies and municipalities.

   The New York Municipal Portfolio is not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolio seeks income exempt from New York State and local taxes as well as federal income tax, the
Portfolio may not be appropriate for taxable investors, such as non-New York
State residents, who are not subject to New York State income taxes.
Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

CALIFORNIA MUNICIPAL PORTFOLIO

   The California Municipal Portfolio invests in those securities which the
Manager believes offer the highest after tax returns for California residents
(without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, the California Municipal
Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal Securities issued by the
State of California or its political subdivisions, or otherwise exempt from
California State income tax ("California Municipal Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

   The California Municipal Portfolio is a non-diversified portfolio under the
1940 Act. Nonetheless, the Fund intends to continue to qualify the California
Municipal Portfolio as a "regulated investment company" for purposes of the
Code. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the California Municipal Portfolio's total assets be represented by cash, cash items, U.S. Government securities and other securities limited, in respect to any one issuer, to an amount no greater than
5% of the Portfolio's total assets, and that the California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. Government). If the California Municipal
Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the
Portfolio.

   Because the California Municipal Portfolio invests primarily in California
Municipal Securities, the performance of the Portfolio is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

   The California Municipal Portfolio is not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolio seeks income exempt from California personal income taxes as well as federal income tax, the
California Municipal Portfolio may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

RISK OF CONCENTRATION IN A SINGLE STATE

(THE NEW YORK MUNICIPAL PORTFOLIO AND THE CALIFORNIA MUNICIPAL PORTFOLIO)
-------------------------------------------------------------------------

   The primary purpose of investing in a portfolio of a single state's
Municipal Securities is the special tax treatment afforded the state's resident individual investors. However, payment of interest and preservation of principal depends upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a Portfolio versus the relative safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

   Municipal Securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which
Municipal Securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not practicable to provide specific detail on each of these obligations in which Portfolio assets may be invested.
However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described above under "All
Portfolios." See also Appendix A: "Description of Corporate and Municipal Bond
Ratings" for a description of ratings and rating criteria. Some Municipal
Securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

   The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement dated May 24, 2011, as updated on
November 22, 2011 with respect to New York and an Official Statement dated
October 2011 with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information.
These summaries do not provide information regarding many securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of Municipal Securities in which a
Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest.
Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio.
Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of Municipal Securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of Municipal Securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK
--------

   The following is based on information obtained from the Annual Information
Statement of the State of New York, dated May 24, 2011, and the Update to the
Annual Information Statement dated November 22, 2011.

Debt Reform Act of 2000
-----------------------

   The Debt Reform Act of 2000 ("Debt Reform Act") implemented statutory initiatives intended to improve the borrowing practices of the State of New
York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4% of personal income;
(b) a phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

   The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01 and is fully phased in at 4% of personal income in 2010-11.
Similarly, the phased-in cap on new State-supported debt service costs began at
0.75% of total governmental funds receipts and is gradually increasing until it is fully phased in at 5% in 2013-14.

   The Debt Reform Act requires the limitations on the issuance of
State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to
October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new
State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State, absent a change in law, would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The Division of the Budget ("DOB")
intends to manage subsequent capital plans and issuance schedules consistent with the limits.

   On November 31, 2010, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31,
2010 at 3.29% of personal income and debt service on such debt at 1.86% of total governmental receipts, compared to the caps of 3.98% for each.

   Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the next several years. However, the State has entered into a period of significantly declining debt capacity. Available cap room, in regards to debt outstanding, is expected to decline from 0.5% ($5.0 billion) in 2010-11 to 0.1% ($1.13 billion)
in 2012-13.

   New York is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. As of
March 31, 2011, total State-related debt outstanding was $56 billion and 5.9%
of personal income. New York ranks fifth in debt per capita, behind
Connecticut, Massachusetts, Hawaii and New Jersey.

   For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the
State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

   The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

   As of March 31, 2011, the total amount of general obligation debt outstanding was $3.5 billion. The Enacted Budget Capital Plan projects that about $472 million in general obligation bonds will be issued in 2011-12.

   Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation ("COPs"), which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments (see "New York Local Government
Assistance Corporation," below), various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

   The State expects to continue to use lease-purchase and contractual-
obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax
("PIT") Revenue Bonds. Based on

current assumptions, DOB anticipates that there will be $23.7 billion of State
PIT Revenue Bonds outstanding during fiscal year 2011-12.

New York Local Government Assistance Corporation
------------------------------------------------

   In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a
public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with
LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

   As of June 1995, LGAC had issued bonds and notes to provide net proceeds of
$4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

State Authorities
-----------------

   The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or
State-related financing techniques. As of December 31, 2010, there were 17
Authorities that had aggregate outstanding debt of $161 billion, only a portion of which constitutes State-supported or State-related debt.

   Moral obligation financing generally involves the issuance of debt by an
Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the
State, subject to appropriation by the Legislature, to make up any deficiencies that may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any Authority. The State does not intend to increase statutory authorizations for moral obligation bond programs.
From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development
Corporation and other Authorities that had moral obligation debt outstanding.
The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2011-12 fiscal year.

   Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

   The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the
"TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road
Company, the Metro-North Commuter Railroad Company and the Metropolitan
Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating
Authority, an MTA subsidiary, operates a rapid transit line on Staten Island.
Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the
"TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

   Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the
MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA, and in 2000, increased the amount.

Current Fiscal Year
--------------------

   The State budget process begins with the Governor's submission of the
Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. The Executive Budget must contain a complete plan of estimated available receipts and projected disbursements for the ensuing fiscal year ("State Financial Plan"). The proposed State Financial Plan must be balanced on a cash basis and must be accompanied by bills that: (i) set forth all proposed appropriations and reappropriations, (ii) provide for any new or modified revenue measures, and (iii) make any other changes to existing law necessary to implement the budget recommended by the Governor.

   In acting on the bills submitted by the Governor, the Legislature has certain powers to alter the recommended appropriations and proposed changes to existing law. These additional items are then subject to line-item veto by the
Governor, which can be reconsidered by the Legislature. Once the appropriation bills and other bills become law, DOB revises the State Financial Plan to reflect the Legislature's actions, and begins the process of implementing the budget. Throughout the fiscal year, DOB monitors actual receipts and disbursements, and may adjust the estimates in the State Financial Plan.
Adjustments may also be made to the State Financial Plan to reflect changes in the economy, as well as new actions taken by the Governor or Legislature.

   The Governor submitted his Executive Budget proposed for FY 2012 on
February 1, 2011 and amendments on February 24 and March 1, 2011, as permitted by law. The Governor's Executive Budget proposed measures (the "gap-closing plan") to eliminate the projected General Fund budget gap of $10 billion in
2011-12, and to reduce the future projected budgets gaps to $2.2 billion in
2012-13, $2.5 billion in 2013-14, and $4.4 billion in 2014-15. The Executive
Budget proposed savings of approximately $2.85 billion each for School Aid and
Medicaid; $1.4 billion for State agency operations, including a 10%
year-to-year reduction in State Operations spending in the General Fund, and corresponding reductions in other funds, where appropriate; and $1.8 billion for a range of other programs and activities.

   The Governor and legislative leaders announced general agreement on the outlines of a budget for 2011-12 on March 27, 2011. The Legislature passed the appropriations and accompanying legislation needed to complete the budget on
March 31, 2011. Consistent with past practice, the Legislature enacted the annual debt service appropriations without amendment before the start of the fiscal year (on March 16, 2011). On April 11, 2011, the Governor completed his review of all budget bills, finalizing the enactment of the 2011-12 Budget.

   The gap-closing plan authorized in the Enacted Budget Financial Plan did not differ significantly from the Executive Budget proposal. DOB estimates that the gap-closing plan eliminates the General Fund budget gap of $10 billion in
2011-12 and reduces the budget gaps to $2.4 billion in 2012-13, $2.8 billion in
2013-14 and $6.4 billion in 2014-15.

   The gap-closing plan authorizes actions to lower General Fund spending by approximately $8.5 billion in 2011-12 compared to the current-services forecast. The Enacted Budget includes estimated savings of $2.8 billion for
School Aid and $2.7 billion for Medicaid (including a caseload reestimate);
$1.5 billion for State agency operations; and $1.5 billion for a range of other programs and activities.

   The gap-closing plan anticipates $324 million in additional revenues associated with specific statutory changes. These changes include modernizing the State's tax system, improving voluntary compliance with tax law, and increasing the level of resources available from the Abandoned Property Fund.
The Legislature authorized certain tax modernization initiatives for two years
(scheduled to sunset on December 31, 2012).

   DOB estimates the State will end 2011-12 with a General Fund balance of $1.7 billion. An estimated closing balance of $275 million in the Rainy Day Reserve reflects a planned deposit of $100 million in 2011-12.

   The estimated closing balance also includes $346 million identified to cover the costs of potential retroactive labor settlements with unions that have not agreed to contracts through 2010-11. The amount is calculated based on the pattern settlement of fiscal years 2006-07 through 2010-11 agreed to by the
State's largest unions in that period. In prior years, this amount has been carried in the annual spending totals. If settlements are reached in 2011-12, the projected fund balance in the General Fund would decline by an amount equal to the cost of the settlements.

2010-11 Fiscal Year
-------------------

   Based on preliminary, unaudited results, the State ended 2010-11 in balance on a cash basis in the General Fund. Receipts, including transfers from other funds, totaled $54.4 billion, an increase of $343 million from the last public forecast. Tax receipts exceeded projections by approximately $150 million, with stronger than expected collections in personal income tax (PIT) and sales taxes, offset in part by lower collections for business taxes. All planned refunds were made according to schedule. Other sources of General Fund receipts
(including transfers of fund balances, miscellaneous receipts, and Federal grants) were approximately $195 million above planned levels. This was due almost exclusively to the transfer of excess balances from certain special revenue funds at the close of the fiscal year.

   General Fund disbursements, including transfers to other funds, totaled
$55.4 billion, an increase of $324 million form the last public forecast. The increase was due in part to the timing of payments that were due and budgeted for the first quarter of 2011-12 but that were made in the final quarter of
2010-11. These previously unanticipated payments included approximately $154 million for debt service expenses and $100 million for health care expenses.

   The General Fund had a closing balance of $1.37 billion, consisting of $1.2 billion in the State's rainy day reserves ($1.0 billion in the Tax
Stabilization Reserve and $175 million in the Rainy Day Reserve), $136 million in the Community Projects Fund, $21 million in the Contingency Reserve, and $13 million in an undesignated fund balance. The closing balance in the General
Fund was $926 million lower than the closing balance for 2009-10. This reflects the planned use of an undesignated fund balance carried forward from 2009-10 into 2010-11.

2009-10 Fiscal Year
-------------------

   Receipts during the fiscal year fell substantially below projections.
General Fund receipts, including transfers from other funds, totaled $52.6 billion, or $1.78 billion lower than the State's initial projections for
2009-10. General Fund disbursements, including transfers to other funds, totaled $52.2 billion, a decrease of $2.71 billion from initial projections.
However, actual disbursements were affected by $2.1 billion in payment deferrals (described below) taken by the State to end the fiscal year without the use of its rainy day reserves and other designated balances. Without the deferrals, disbursements for the fiscal year would have been approximately $665 million below initial projections.

   In the final quarter of the fiscal year, in order to avoid depleting its reserves, the State deferred a planned payment to school districts ($2.1 billion), which reduced spending from planned levels, and certain tax refunds, which increased available receipts from planned levels ($500 million). Both the school aid payment and the tax refunds were scheduled to be paid in 2009-10 but, by statute, were not due until June1, 2010. The combined value of the deferrals had the effect of increasing the closing balance in the General Fund for 2009-10 to $2.3 billion, or approximately $900 million above the level required to restore the rainy day reserves and other balances to their anticipated levels. The higher closing balance was due exclusively to the cash management actions described above and did not represent an improvement in the
State's financial operations. In early April 2010, the State paid the $500 million in tax refunds that had been deferred from 2009-10 to 2010-11. On
June 1, 2010, the State paid the $2.1 billion in school aid deferred from
2009-10.

   General Fund receipts, including transfers from other funds were $1.2 billion below 2008-09 results. Tax receipts decreased by $1.2 billion and transfers decreased by $750 million, partly offset by increased miscellaneous receipts of $744 million. The $1.2 billion annual decline in tax receipts included a $541 million decline in personal income taxes and a $302 million decline in sales and use tax receipts.

   General Fund disbursements, including transfers to other funds, were $2.4 billion below 2008-09 results. The annual decline reflects the deferral of $2.1 billion in school aid, the impact of mid-year spending reductions, and the use of Federal American Recovery and Reinvestment Act of 2009 ("ARRA") funds in place of General Fund spending.

   The General Fund closing balance consisted of $1.2 billion in the State's rainy day reserves, $21 million in the contingency reserve fund (to guard against litigation risks), $96 million in the Community Projects Fund, and $978 million in the Refund Reserve Account, of which approximately $900 million was attributable to the deferrals described above.

Economic Overview
-----------------

   New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

   The services sector, which includes professional and business services, private education and healthcare, leisure and hospitality services, and other services, is the State's leading economic sector. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

   Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

   The trade, transportation and utilities sector accounts for the largest component of nonagricultural jobs in New York but is only the fourth largest, when measured by wage share. This sector accounts for slightly less employment and wages for the State than for the nation.

   New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

   Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

   Federal, State and local government together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

   The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

   In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and was slower to recover. However, the situation subsequently improved.
In 1999, for the first time in 13 years, the employment growth rate of the
State surpassed the national growth rate and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole.

   Although the State unemployment rate was higher than the national rate from
1991 to 2000, the gap between them has narrowed in recent years. In 2010, the
State unemployment rate was 8.6%, compared to 9.6% for the nation as a whole.
State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because
New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies. In 2010, New York per capita personal income was
$48,821, compared to $40,584 for the nation as a whole.

Recent Developments
-------------------

   New York State's recovery continued to outpace that of the nation overall through the first half of 2011. The State has benefitted from Federal policies designed to keep interest rates low and strengthen the banking system. Strong finance and insurance sector profits resulted in solid growth in securities industry bonuses over the 2009-10 and 2010-11 two-year period. In addition, strong emerging market growth combined with a weak dollar appears to have spurred foreign demand for the State's exports, including New York City as a tourist and luxury-shopping destination. As a result, State private sector employment growth of 1.6% is estimated for 2011, accompanied by wage growth of
4.3%. These rates compare with growth of 1.5% and 3.9%, respectively, for the nation.

   However, domestic events and activity in Europe continue to roil global financial markets. The resulting equity market volatility, combined with the movement toward a more highly regulated environment, appears to be having a substantial downward impact on the finance industry's market capitalization and revenues. Returns from proprietary trading have been diminishing, while the dramatic decline in equity market prices during the third quarter has reduced the volume of revenue generating activity, such as IPOs and mergers and acquisitions. Many of the large financial institutions have announced layoffs, after a spurt of hiring in the first quarter. As a result, DOB now projects a substantial decline in finance and insurance sector bonuses for the 2011-12.

   Consistent with the substantial decline in bonuses, a private sector job growth is expected to decelerate to 1.1% in 2012. Total State employment is projected to grow 0.8% for 2012, following growth of 0.9% in 2011. Lower employment growth and the

decline in bonuses are expected to be accompanied by lower wage growth of 3.1%
for 2012. Total personal income is projected to grow 3.7% for 2012, following growth of 4.9% for 2011.

   All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, credit and equity market volatility pose a particularly large degree of uncertainty for New York. The full impact of the Federal financial reform package on the profitability of the State's finance industry is as yet unknown and consequently represents a major risk to
DOB's forecast for bonuses and income going forward. Lower bonuses than projected reduce a major segment of income subject to tax as well as cut the level of economic activity generated by the spending of those wages. Similarly, should equity markets fail to grow as anticipated, both financial sector income and taxable capital gains realizations could be negatively affected. These effects would ripple through the State economy, depressing both employment and wage growth. An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonus growth than projected.

New York City
-------------

   The fiscal demands on the State may be affected by the fiscal condition of
New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of New York City to market securities successfully in the public credit markets.

   In response to New York City's fiscal crisis in 1975, the State took action to help New York City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York
("NYC MAC"), to provide New York City with financing assistance; the New York
State Financial Control Board ("FCB"), to oversee New York City's financial affairs; and the Office of the State Deputy Comptroller for the City of New
York ("OSDC"), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which
New York City was subject to certain statutorily prescribed fiscal controls.
The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a New York City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Other Localities
----------------

   Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and July 2010, the State Legislature authorized 21 bond issuances to finance local government operating deficits. There were four new or additional deficit financing authorizations during the 2009 and 2010 legislative sessions. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the
State's receipts and disbursements for the State's 2010-11 fiscal year, or thereafter.

   Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control.
Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. The expected loss of temporary Federal stimulus funding in 2011 will particularly impact counties and school districts in New York State. The State's cash flow problems have resulted in delays to the payment of State aid, and in some cases, have necessitated borrowing by the localities. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Changes to sales tax distributions resulting from the 2010 Federal population census may also have a material impact on certain local governments. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation
----------

   The State is a defendant in legal proceedings involving State finances,
State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2008-09 fiscal year or thereafter.

   Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced
2011-12 Enacted Budget Financial Plan. The State believes that the proposed
2011-12Enacted Budget Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2011-12 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2011-12 Enacted Budget
Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced
2011-12 Enacted Budget Financial Plan.

CALIFORNIA
----------

   The following is based on information obtained from an Official Statement, dated October 19, 2011, relating to State of California $1,774,995,000
Tax-Exempt Various Purpose General Obligation Bonds and $205,000,000 Taxable
Various Purpose General Obligation Bonds and $205,000,000 Taxable Various
Purpose General Obligation Bonds (the "Official Statement").

Constitutional Limits on Spending and Taxes
-------------------------------------------

   Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

   Article XIII B. The State is subject to an annual appropriations limit (the
"Appropriations Limit") imposed by Article XIII B to the State Constitution.

   Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend
"proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

   Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations
Limit may also be exceeded in cases of emergency.

   The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

   As of the enactment of the 2011 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $62.943 billion and $64.730 billion under the Appropriations Limit in fiscal years 2010-2011 and 2011-12, respectively.

   Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom
Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues.
Under Proposition 98 (as modified by Proposition 111 which was enacted on
June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percentage of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a
"credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 76, a proposed initiative constitutional amendment that would have eliminated the third test, was defeated by voters on November 8,
2005.

   The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a second test or third test year.

State Indebtedness
------------------

   The State Treasurer is responsible for the sale of debt obligations of the
State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

   The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General
Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

   As of August 1, 2011, the State had outstanding $79,130,455,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $38,359,259,000 of long-term general obligations bonds, some of which may first be issued as commercial paper notes.

   The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $4,501,310,000 of variable rate general obligation bonds, representing about 5.6% of the State's total outstanding general obligation bonds as of October 28, 2011.

   In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions.
These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the
State's lease obligation, which are marketed to investors. The State had
$9,426,325,000 General Fund-supported lease-purchase debt outstanding as of
October 1, 2011.

   As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 24 of the last 25 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of
General Fund revenues are received in the last part of the fiscal year. By law,
RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year.

Cash Management in Fiscal Year 2011-12
--------------------------------------

       As a result of expenditure reductions enacted in March 2011 and improved revenue results (despite the expiration of temporary tax surcharges), the State entered the 2011-12 fiscal year in a better cash position than it had experienced for several years. Timely enactment of the 2011 Budget Act allows the State to carry out its normal cash flow borrowing (2011 RANs) early in the fiscal year. In light of the uncertainty related to the federal debt limit situation, the State issued interim RANs of $5.4 billion in late July to provide sufficient cash for the early part of the fiscal year in case developments in Congress disrupted the market for the 2011 RANs. These interim
RANs were prepaid on September 22, 2011 from Unapplied Moneys in the General
Fund. The 2011 RANs in the amount of $5.4 billion were issued on September 22,
2011.

       In addition to the 2011 RANs, intra-year cash payment deferrals similar to those described above for the 2010-11 fiscal year will be used, providing up to $5.7 billion of cash flow relief in certain months. The State will also benefit from $1.7 billion of additional internal borrowable resources from the
SAIF program. On September 26, 2011, the State received $1.7 billion of deposits into the SAIF as anticipated. The State's fiscal officers will continue to monitor the daily receipts and disbursements in fiscal year 2011-12 as part of its normal cash management, and will develop additional cash solutions if necessary for any unforeseen challenges.

       Under California's continued intra-year payment deferral program, in the event there are sufficient funds available to the General Fund during the
2011-12 fiscal year, upon agreement among the State Controller, the State
Treasurer, and the Director of the Department of Finance, the State Controller
may release deferred funds earlier than scheduled in the Department of
Finance's cash flow projections for the 2011-12 fiscal year. These potential early payments could reduce unused cash borrowable resources in earlier months than anticipated in those projections, but would not affect the June 30, 2012 unused borrowable resources.

The Budget Process
------------------

   The State's fiscal year begins on July 1 and ends on June 30 of the following year. The State's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

   The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58"), beginning with fiscal year
2004-2005, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set
forth in the budget bill. Proposition 58 requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits.

   Under the State Constitution, money may be drawn from the Treasury only though an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the
Legislature.

State Financial Pressure
------------------------

       Since the beginning of 2010, the nation and California have been gradually recovering from the worst recession since the Great Depression.
National economic output grew as did personal income in both the State and the nation, and job growth resumed. However, because of the magnitude of the economic displacement resulting from the recession, the State continues to face significant financial challenges.

       The State's revenue estimates utilized in connection with the 2011
Budget Act assumed slow but positive economic growth, and the 2011 Budget Act projects that most of California's major revenue sources will grow in fiscal year 2011-12. The 2011 Budget Act also takes into account the end of federal stimulus funds (ARRA) which provided $4.2 billion to the State to offset
General Fund costs in fiscal year 2010-11, and the expiration on June 30, 2011 of temporary surcharges on personal income taxes, sales taxes and vehicle license fees which provided $7.1 billion in the last fiscal year. The 2011
Budget Act closed a projected $26.6 billion budget gap for the two fiscal years
2010-11 and 2011-12 and made substantial progress in addressing the State's long-term structural budget deficit described below.

       The economic downturn of the last few years adversely affected the
State's budget situation. To exacerbate the problem, as California entered the recession, annual revenues generally were less than annual expenses, resulting in a "structural" budget deficit. This structural deficit was due in part to overreliance on temporary remedies, including one-time revenues, internal borrowing, payment deferrals, accounting shifts and expenditure reduction proposals that did not materialize.

       Despite eliminating a significant portion of the structural deficit in the 2011 Budget Act, the State continues to face major long-term challenges and must address the remaining structural budget deficit and the consequences of budget-balancing actions taken in the past.

Current Fiscal Year Budget
--------------------------

       The 2011-12 Governor's Budget projected that the 2010-11 fiscal year would end with an $8.2 billion deficit, compared to the assumption of a $1.5 billion budget reserve balance in the 2010 Budget Act that was adopted in
October 2010. Among the reasons for this change were failure to obtain as much federal assistance as had been anticipated, and other budget solutions which failed to materialize. Subsequently, with improved revenues, the ending budget deficit at June 30, 2011 was revised to about $2 billion. Looking toward the combined 2-year period of fiscal years 2010-11 and 2011-12, the 2011-12
Governor's Budget projected a budget gap of about $25.4 billion which had to be addressed, and which would leave a budget reserve at June 30, 2012 of about
$950 million.

       The 2011 Budget Act was the first budget to be enacted under Proposition
25, approved by the voters in November 2010, which lowered the required vote for budget actions to a majority from two-thirds. However, Proposition 25 did not lower the vote required to raise taxes, which remains at two-thirds in each house of the Legislature.

       In the 2011-12 May Revision, the Governor again focused on the need to enact permanent solutions, and to start to take actions to address the budgetary borrowing accumulated over prior years. In January 2011, the Governor had projected that, absent such solutions, budget gaps averaging more than $20 billion would continue for the next four years. By the time of the 2011-12 May
Revision, these projected deficits had been reduced to around $10 billion per year through fiscal year 2014-15, as a result of permanent expenditure reductions enacted in March 2011.

       Following release of the 2011-12 May Revision, the Legislature and
Governor continued to be unable to reach agreements which required a two-thirds vote, particularly any actions leading to extension of the tax surcharges. On
June 15, 2011 (the Constitutional deadline), the Legislature by majority vote adopted a budget bill, SB 69. The Governor vetoed this bill the next day indicating that the budget in SB 69 was not a balanced solution, that it continued large deficits for years to come and added billions of dollars of new debt and that it contained legally questionable maneuvers and unrealistic savings. The Governor believed that the State could not carry out its normal cash flow borrowing based on this budget, and the State therefore would not be able to meet all of its obligations as they came due.

       By the end of June, preliminary cash results for the General Fund's main tax sources for May and part of June were ahead of the 2011-12 May Revision projections. The additional revenues for May and June were estimated at $1.2 billion. The Legislature and Department of Finance agreed that if the trend of better-than-projected revenues continued, about $4 billion of additional revenue could be received for the full year 2011-12. The combined $5.2 billion of additional revenues above the 2011-12 May Revision projection was enough to close the remaining budget gap. However, a "trigger mechanism" was included in the 2011 Budget Act to reduce spending automatically if an updated forecast of full-year revenues in mid-December 2011 showed that there would be at least a
$1 billion shortfall compared to the 2011 Budget Act estimate.

2011 Budget Act
---------------

       The 2011 Budget Act, enacted on June 30, 2011, projected that the State would end fiscal year 2011-12 with a $543 million General Fund reserve. General
Fund revenues and transfers for fiscal year 2011-12 were projected at $88.5 billion, a reduction of $6.3 billion compared with fiscal year 2010-11. General
Fund expenditures for fiscal year 2011-12 were projected at $85.9 billion--a reduction of $5.5 billion compared to the prior year. These amounts compare to the following figures proposed in the 2011-12 Governor's Budget: revenues and transfers of $89.7 billion, expenditures of $84.6 billion, and an ending reserve of $955 million. In approving the 2011 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by about
$24 million, mostly in the Judicial Branch ($22.9 million related to parole revocation workload). The 2011 Budget Act also includes special fund expenditures of $34.2 billion and bond fund expenditures of $9.4 billion.

       The estimated General Fund revenue reflects a combination of factors, including expiration of temporary taxes and surcharges (which totaled approximately $7.1 billion in fiscal year 2010-11) and transfer of about one percent of the State sales tax rate to local governments to fund the realignment described further below. Offsetting these reductions was improved revenue estimates for the remaining State tax sources. Expenditures reflected increases needed to offset the termination of federal stimulus funding (ARRA)
which supported about $4.2 billion of General Fund programs in fiscal year
2010-11.

2010 Budget Act
---------------

   The 2010 Budget Act enacted on October 8, 2010, projected to end fiscal year
2010-11 with a $1.3 billion reserve. General Fund revenues and transfers for fiscal year 2010-11 are projected at $94.2 billion, an increase of $7.3 billion compared with fiscal year 2009-10. General Fund expenditures for fiscal year
2010-11 are projected at $86.6 billion--essentially flat compared to the prior year. These amounts compared to the following which were proposed in the
2010-11 Governor's Budget: revenues and transfers of $89.3 billion, expenditures of $82.9 billion, and an ending reserve of $1.0 billion. In approving the 2010 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by about $960 million, mostly in the areas of health care and social services. The 2010 Budget Act also included Special
Fund expenditures of $30.9 billion and Bond Fund expenditures of $7.9 billion.

   Prior to enactment of the 2010 Budget Act, the Administration had reported a budget gap of $19.3 billion, including a $1.3 billion reserve based on projected General Fund revenues and transfers in fiscal year 2010-11 compared against projected expenditures (assuming the workload budget from fiscal year
2009-10, adjusted for increases in costs and certain other developments but no changes in law). The 2010 Budget Act planned to close the estimated budget gap by a combination of expenditure reductions, federal funds, and other solutions.
The majority of these solutions were one-time or temporary in nature, so that budget gaps would recur in fiscal year 2011-12 and beyond. Furthermore, many of the assumed solutions did not come to fruition, and the 2010 Budget Act soon out of balance.

Fiscal Year 2009-10
-------------------

   The State's budget for fiscal year 2009-10 was enacted in an unusual sequence. The 2008 Budget Act was one of the latest ever enacted up to that time, having been delayed until mid-September 2008 as a result of the difficulty of balancing the budget with reduced revenues, as declining economic conditions were already evident. The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, which proved to be greatly overstated by the time actual revenue results for September and October 2008 were received. With the financial market meltdown starting in September 2008, which resulted in massive federal assistance and caused large drops in stock market and other asset values and reductions in consumer spending, projections of tax revenues, which arc heavily dependent on capital gains taxes and sales taxes, had to be dramatically reduced. In November 2008, the Governor announced that the 2008 Budget Act would be billions of dollars out of balance, and called several special sessions of the Legislature to enact corrective actions.

   Because of strong disagreement in the Legislature as to the amount of corrective actions which would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009. At that time, the
February 2009 Budget Package was enacted which included modifications to the
2008 Budget Act and the enactment, more than four months early, of a full budget act for fiscal year 2009-10.

Initial 2009 Budget Act
-----------------------

   The Initial 2009 Budget Act was adopted by the Legislature on February 19,
2009, along with a number of implementing measures, and signed by the Governor on February 20, 2009. In February, the State enacted $36 billion in solutions to what was then estimated to be a $42 billion General Fund budget gap for the combined 2008-09 and 2009-10 fiscal years. It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009.
These measures were all rejected by the voters.

   On July 24, 2009, the Legislature approved amendments to the Initial 2009
Budget Act and the Governor signed the Amended 2009 Budget Act on July 28,
2009. The Amended 2009 Budget Act included another $24 billion in solutions to address the further deterioration of the State's fiscal situation identified in the 2009-10 May Revision.

   Under the Amended 2009 Budget Act, General Fund revenues and transfers were projected to increase 6.4%, from a revised $84.1 billion in fiscal year 2008-09 to $89.5 billion in fiscal year 2009-10. A significant element of this increase was projected to come from certain new revenues enacted in February 2009. The
Amended 2009 Budget Act contained General Fund appropriations of $84.6 billion in fiscal year 2009-10, compared to $91.5 billion in fiscal year 2008-09, a
7.5% decrease. The June 30, 2010 total reserve was projected to be $500 million as compared to the revised June 30, 2009 General Fund balance of negative $4.5 billion.

   Events after adoption of the Amended 2009 Budget Act resulted in the State ending the 2009-10 fiscal year with $86.9 billion in General Fund revenues and transfers (compared to $89.5 billion projected in the Amended 2009 Budget Act)
and expenditures of $86.3 billion (compared to $84.6 ,billion projected). As a result, the State exhausted the projected General Fund reserve and ended the
2009-10 fiscal year with a negative General Fund balance of $6.3 billion.

Economic Overview
-----------------

   The State of California is by far the most populous state in the nation, 50%
larger than Texas, the second-ranked state, according to the 2010 U.S. Census.
The State's 2010 population of about 37.3 million represented over 12% of the total United States population.

   California's economy, the largest among the 50 states and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

   In 2010, per capita personal income in California averaged $43,104, compared to $40,584 for the nation. The unemployment rate in 2010 was 12.4%, compared to
9.6% for the nation. The trade, transportation and utilities sector represented the largest component (18.8%) of California's non-farm workforce, followed by federal, state and local government (17.4%), professional and business services
(14.9%), educational and health services (12.9%) and leisure and hospitality
(10.7%).

Litigation
----------

   The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may have a potentially significant fiscal impact upon the
State's expenditures or its revenues.

                                      ***

Insurance Feature
-----------------

   The Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. Currently, only Assured Guaranty Municipal Corp. ("AGM") is writing policies on newly issued municipal bonds. AGM (formerly, Financial Security
Assurance Holdings Ltd.) is an indirect subsidiary of Assured Guaranty Ltd.
("Assured"). Prior to the recent financial crisis, there were several other insurers writing policies on municipal bonds, but the ratings of these insurers have been severely downgraded and, while they are still insuring municipal bonds under policies written prior to the financial crisis, they are no longer writing new policies. These insurers include National Public Finance Guarantee
Corporation ("National"), a wholly-owned subsidiary of MBIA Inc. ("MBIA");
Financial Guaranty Insurance Company ("FGIC"); Ambac Assurance Corporation
("Ambac"), a wholly-owned subsidiary of Ambac Financial Group, Inc.; ACA
Financial Guaranty Corporation ("ACA"); Radian Asset Assurance, Inc. (formerly,
Asset Guaranty Insurance Company) ("Radian"), a wholly-owned subsidiary of
Radian Group, Inc.; Syncora Guarantee Inc. ("Syncora") (formerly XL Capital
Assurance, Inc.), a wholly-owned subsidiary of

Syncora Holdings Ltd. (formerly Security Capital Assurance Ltd.); CIFG
Assurance North America, Inc. (formerly, CDC IXIS Financial Guaranty North
America, Inc.) ("CIFG NA"); and Berkshire Hathaway Assurance Corporation
("BHAC"), a wholly owned subsidiary of Berkshire Hathaway Inc. As noted above, most of these insurers have been downgraded and it is possible that additional downgrades may occur. Moody's and S&P ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the municipal bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds.

   It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefore. Moreover, while insurance coverage for the municipal securities held by the Portfolios may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Manager currently evaluates the risk and return of such securities through its own research.

   The information relating to MBIA, FGIC, Ambac, AGM, ACA, Radian, Syncora,
CIFG NA and BHAC contained below has been furnished by such companies, respectively. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information.

   National. National is a wholly-owned subsidiary of MBIA. Neither MBIA nor its shareholders are obligated to pay the debts of or claims against National.
National was incorporated and is domiciled in the State of New York and is licensed to do business in all 50 states, the District of Columbia, Guam, the
Northern Mariana Islands, the U.S. Virgin Islands, Puerto Rico, the Kingdom of
Spain and the Republic of France. As of September 30, 2011, MBIA had total assets of $2.060 billion, and total liabilities of $5.738 billion. The address of National is 113 King Street, Armonk, New York 10504.

   FGIC. Until August of 2003, when it was purchased by an investor group, FGIC was a wholly-owned subsidiary of General Electric Capital Corporation. FGIC is now an independent company. FGIC is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of
September 30, 2011, FGIC had total assets of $2.060 billion and total liabilities of $5.738 billion. The address of FGIC is 125 Park Avenue, New
York, New York 10017.

   Ambac. Ambac is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S.
Virgin Islands. As of September 30, 2011, Ambac Financial Group, Inc. and all
of its subsidiaries had total assets of $27.627 billion and total liabilities of $5.738 billion. The address of Ambac's administrative offices is One State
Street Plaza, 17th Floor, New York, New York 10004.

   AGM. AGM is domiciled in the State of New York, is subject to regulation by the State of New York Insurance Department and is licensed to do business in all 50 states, the District of Columba, Guam, Puerto Rico and the U.S. Virgin
Islands. As of September 30, 2011, Assured and its subsidiaries had, on a consolidated basis, total assets of $18.405 billion and total liabilities of
$13.638 billion. The registered office of AGM is located at 31 West 52/nd/
Street, New York, New York 10019.

   ACA. ACA is a Maryland-domiciled insurance company regulated by the Maryland
Insurance Administration ("MIA") and licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. Since
August 2008, when ACA underwent a restructuring, ACA has been operating as a run-off financial guaranty insurance company, meaning that it no longer issues any new insurance policies without the consent of the MIA, but it continues to guarantee timely payment of principal and interest when due on its remaining portfolio of insured municipal obligations. As of September 30, 2011, ACA had total assets of $.490 billion and total liabilities of $.453 billion. ACA's principal business office is located at 600 Fifth Avenue, New York, New York
10020.

   Radian. Radian is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. Radian specializes in insuring investment-grade securities that do not qualify for coverage from the primary financial guaranty insurance companies. As of September 30, 2011,
Radian Group, Inc. had total assets of $7.246 billion and total liabilities of
$5.958 billion. Radian's principal business office is located at 1601 Market
Street, Philadelphia, Pennsylvania 19103.

   Syncora. Syncora is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department and is licensed to do business in all 50 states, Puerto Rico, the District of Columbia, the U.S.
Virgin Islands and Singapore. Syncora is a wholly-owned subsidiary of Syncora
Holdings Ltd., a Bermuda-based holding company and one of the world's leading providers of insurance, reinsurance and related services. As of September 30,
2011, Syncora had total assets of $.910 billion and total liabilities of $.832 billion. Syncora's principal business office is located at 825 Eighth Avenue,
New York, New York, 10019.

   CIFG NA. CIFG NA, a subsidiary of Groupe Caisse d'Epargne, a leading French bank, is domiciled in the State of New York and is subject to regulation by the
State of New York Insurance Department. CIFG NA is licensed to transact financial guaranty insurance in 48 states, the District of Columbia and the
Commonwealth of Puerto Rico. As of September 30, 2011, CIFG NA had total assets of $.733 billion and total liabilities of $.733 billion. The address of CIFG NA is 850 Third Avenue, New York, New York 10022.

   BHAC. BHAC, established in December 2007 as an indirect subsidiary of
Berkshire Hathaway Inc., is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of
September 30, 2011, Berkshire Hathaway Inc. and its subsidiaries had total assets of $385.194 billion and total liabilities of $221.613 billion. BHAC is currently licensed to transact financial guaranty business in 49 states. BHAC's office is located at the Marine Air Terminal, LaGuardia Airport, New York, New
York 11371.

DIVERSIFIED MUNICIPAL PORTFOLIO

   The Diversified Municipal Portfolio will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. The Diversified Municipal Portfolio is not appropriate for tax-exempt investors under normal market conditions.

                            INVESTMENT RESTRICTIONS

   All of the Portfolios are subject to fundamental investment restrictions.
The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other
Portfolios. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

   None of the New York Municipal Portfolio, California Municipal Portfolio or
the Diversified Municipal Portfolio will, except as otherwise provided herein:

    1) Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

    2) Make short sales of securities or maintain a short position;

    3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets.
       A Portfolio may not enter into reverse repurchase agreements if the
       Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

    4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

    5) Purchase or sell real estate or interests in real estate, although each
       Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

    6) Purchase oil, gas or other mineral interests;

    7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

    8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

    9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

    10)Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

    11)Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S.
       Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

    12)Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S.
       Government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the New York Municipal
       Portfolio or the California Municipal Portfolio);

    13)Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

    14)Make investments for the purpose of exercising control or management;

    15)Invest in securities of other registered investment companies;

    16)Purchase warrants if as a result the Fund would then have more than 5%
       of its total assets (determined at the time of investment) invested in warrants; or

    17)Invest, under normal circumstances, less than 80% of its net assets in
       Municipal Securities. The New York Municipal Portfolio and the
       California Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of
       Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax.

   The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Portfolios has or currently intends to:

    1) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws
       (excluding restricted securities eligible for resale pursuant to Rule
       144A under the Securities Act of 1933, as amended ("144A securities")
       that have been determined to be liquid under procedures adopted by the
       Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; or

    2) Invest in a reverse repurchase agreement if the amount received by the
       Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

   With respect to any Portfolio of the Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with Securities and
Exchange Commission ("SEC") interpretations issued from time to time.

                                  INVESTMENTS

   Subject to each Portfolio's investment policies, each Portfolio will primarily be invested in debt securities, including, but not limited to:
(i) obligations issued or guaranteed as to principal and interest by the U.S.
Government or the agencies or instrumentalities thereof; (ii) straight and convertible corporate bonds and notes; (iii) loan participations;
(iv) commercial paper; (v) obligations (including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks; (vi) mortgage related securities; (vii) asset-backed securities; (viii) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax exempt; (ix) guaranteed investment contracts and bank investment contracts; (x) variable and floating rate securities; and
(xi) private placements. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below.

MUNICIPAL SECURITIES
--------------------

   Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto
Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Portfolios may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto
Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the Municipal Portfolios' assets that are invested in Municipal Securities.

   Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax. The credit quality of private activity bonds are tied to the credit standing of related corporate issuers.

   The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for,

appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the
Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

   Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the
Portfolios' investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal
Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

   After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such
Portfolio. Neither event requires sales of such security by such Portfolio, but the Manager will consider such event in its determination of whether such
Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with a Portfolio's quality criteria as described in the Prospectus.

   Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by a Portfolio and the value of the
Portfolios would be affected. Additionally, the Portfolios' investment objectives and policies would be reevaluated.

MORTGAGE-RELATED SECURITIES
---------------------------

   Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government. In the case of mortgage-related and asset-backed securities that are not backed by the United
States Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

   One type of mortgage-related security is a Government National Mortgage
Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and
interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a Federal Home Loan Mortgage Corporation ("FHLMC") Participation
Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. Government.

   On September 7, 2008, due to the value of FHLMC's and FNMA's securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance
Agency placed FHLMC and FNMA into conservatorship. The U.S. Government also took steps to provide additional financial support to FHLMC and FNMA. Although the U.S. Government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so.

   The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. Government, these pools are usually backed by

subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

   The Portfolios may invest in Real Estate Mortgage Investment Conduits
("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

   Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

   Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and
CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Portfolios may invest in debt obligations that are REMICs or CMOs; provided that the entity issuing the REMIC or CMO is not a registered investment company.

   In another version of mortgage-related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO." The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the
U.S. Government or its agencies and instrumentalities that are backed by fixed rate mortgages may be considered liquid securities under guidelines established by the Board; all other IOs and POs will be considered illiquid.

   Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

   A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The
Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the
Portfolios is, however, reflected in dividends to shareholders.

ASSET-BACKED SECURITIES
-----------------------

   The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS.
CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity.
Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

   In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest.
Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

PRIVATE PLACEMENTS
------------------

   The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the
Securities Act of 1933, as amended (the "1933 Act") so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolios.

   Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the
Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board.

   The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios.
Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios'
limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the
Portfolios' securities could be adversely affected.

PREFERRED STOCK
---------------

   The Portfolios may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met.
Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

WARRANTS
--------

   The Portfolios may invest in warrants. Warrants are securities that give a
Portfolio the right to purchase securities from the issuer at a specific price
(the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

BANK OBLIGATIONS
----------------

   The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.

   Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

   Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

   A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

   The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the Federal Deposit Insurance Corporation
("FDIC") or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S.
thrift institutions which are rated B or higher by Standard & Poor's, Fitch or
Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the
Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's, Fitch or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolios are not insured.

CONVERTIBLE SECURITIES
----------------------

   The Portfolios may purchase convertible corporate bonds and preferred stock.
These securities may be converted at a stated price (the "conversion price")
into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

   The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock.
As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

OTHER SECURITIES
----------------

   It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the
Portfolios, subject to Board guidelines.

DERIVATIVES
-----------

   A Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. At times, a Portfolio's exposure to derivatives may be significant. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

   There are four principal types of derivatives, which include options, futures, forwards and swaps. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts.
Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

   Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

    .  MARKET RISK. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

    .  MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

    .  CREDIT RISK. This is the risk that a loss may be sustained by a
       Portfolio as a result of the failure of another party to a derivative
       (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    .  LIQUIDITY RISK. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    .  LEVERAGE RISK. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    .  RISK OF POTENTIAL GOVERNMENTAL REGULATION OF DERIVATIVES. Recent
       legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that

       new regulation of various types of derivative instruments, including futures and swap agreements, may affect the Portfolio's ability to use such instruments as a part of its investment strategy.

    .  OTHER RISKS. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track.
       Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------

   The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S.
Dollars of a foreign currency.

   No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed
25% of its net assets. If the Manager wishes to shorten the effective duration of a Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The
Portfolios' use of futures contracts will not result in leverage.

   The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will segregate liquid assets equal to the market value of the futures contract
(less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

   Futures contracts can be highly volatile and could reduce a Portfolio's total return. Attempts by the Manager to use futures for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if a
Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

   FUTURES CONTRACTS
   -----------------

   U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission (the
"CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, with the CFTC and the
National Futures Association, which regulate trading in the futures market.
Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Portfolios. On
February 11, 2011, the CFTC published a rule proposal that would limit a
Portfolio's ability to use futures in reliance on certain CFTC exemptions. If the new rule is adopted as proposed, the amended CFTC exemption would limit a
Portfolio's use of futures to (i) bona fide hedging transactions, as defined by the CFTC, and (ii) speculative transactions, provided that the speculative positions do not exceed 5% of the liquidation value of the Portfolio. If a
Portfolio could not satisfy the requirements for the amended exemption, the disclosure and operations of the Portfolio would need to comply with all applicable regulations governing commodity pools.

   At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

   At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

   Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month.
Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a
Portfolio will incur brokerage fees when it purchases or sells futures contracts.

   INTEREST RATE FUTURES
   ---------------------

   The purpose of the acquisition or sale of a futures contract, in the case of the Portfolios, which hold or intend to acquire fixed-income securities, is to attempt to protect the Portfolios from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolios might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the
Portfolios. If interest rates did increase, the value of the debt securities in a Portfolio would decline, but the value of the futures contracts to the
Portfolio would increase at approximately the same rate, thereby keeping the net asset value ("NAV") of the Portfolio from declining as much as it otherwise would have. A Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a
Portfolio to maintain a defensive position without having to sell its portfolio securities.

   Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts or the Portfolio will employ alternative cover (such as owning an offsetting position).

   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction.

   In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the
Manager's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

   OPTIONS ON FUTURES CONTRACTS
   ----------------------------

   A Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the call
(less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian; or (iii) owns a short position in the underlying futures contract.

   The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is
"in the money."

   The Portfolios are not commodity pools and are managed by a Manager that has claimed an exclusion from the definition of the term "commodity pool operator"
under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a
Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives.
Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a
Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

   The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

   A Portfolio's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the
Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that a Portfolio will be able to utilize these instruments effectively. In addition, a Portfolio's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Portfolio for U.S. federal income tax purposes.

OPTIONS
-------

   The Portfolios may each purchase put and call options on securities. A
Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities.
Options may also be purchased to alter the effective duration of the Portfolios.

   A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

   Each Portfolio may write (i.e., sell) only covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Portfolios. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

   A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian)
upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is
"covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

   OPTIONS ON SECURITIES INDEXES
   -----------------------------

   A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A
Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

   COVERED STRADDLES
   -----------------

   The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   SPECIAL RISKS ASSOCIATED WITH OPTIONS
   -------------------------------------

   The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional Investment Information, Special
Investment Techniques and Related Risks -- Illiquid Securities" in the
Prospectus.

   In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

   The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be

exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

   Additional Risks of Options on Futures Contracts, Forward Contracts and
Options on Foreign Currencies. Unlike transactions entered into by the
Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago
Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing
Corporation ("OCC"), thereby reducing the risk of counterparty default.
Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market.
For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

   In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges.
Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United
States of data on which to make trading decisions, (iii) delays in a
Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States, and (v) lesser trading volume.

   CLOSING TRANSACTIONS
   --------------------

   The writer of an option that wishes to terminate its obligation may effect a
"closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation.
However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

   A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from

writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

   An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National
Exchange") on opening transactions or closing transactions or both,
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a
National Exchange, (v) the facilities of a National Exchange or the Options
Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National
Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

STRUCTURED INSTRUMENTS
----------------------

   Each Portfolio may invest in structured instruments. The risks of investing in structured instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a structured instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. Dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the underlying benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the structured instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. In recent years, various underlying benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

   Structured instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the structured instrument. Leverage risk occurs when the structured instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Structured instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale)
value of such an investment could be zero. In addition, because the purchase and sale of structured instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the structured instrument, the creditworthiness of the counterparty or issuer of the structured instrument would be an additional risk factor the Portfolio would have to consider and monitor. Structured instruments also may not be subject to regulation of the
CFTC, which generally regulates the trading of commodity futures by U.S.
persons, the SEC, which regulates the offer and sale of securities by and to
U.S. persons, or any other governmental regulatory authority.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

SWAPS, CAPS AND FLOORS
----------------------

   This disclosure supplements the information in the Prospectus.

   Each Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an

interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

   Each Portfolio will usually enter into interest rate swaps on a net basis,
i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account with the custodian.
If a Portfolio enters into an interest rate swap on other than a net basis, the
Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap.
A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a
Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

CREDIT DEFAULT SWAP AGREEMENTS
------------------------------

   This disclosure supplements the information in the Prospectus.

   A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

   A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in Municipal Securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

REPURCHASE AGREEMENTS
---------------------

   This disclosure supplements the information in the Prospectus.

   Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. Each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event of a counterparty's bankruptcy, a
Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the
Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government
securities.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

   The Portfolios may enter into reverse repurchase agreements with banks and broker dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each
Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

DOLLAR ROLLS
------------

   The Portfolios may enter into dollar rolls. Dollar rolls involve sales by a
Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified

future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolios may also enter into a type of dollar roll known as a "fee roll." In a fee roll, a Portfolio is compensated for entering into the fee roll by "fee income," which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

LEVERAGE RISK
-------------

   Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
----------------------------------------------

   Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a
Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

   At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. To facilitate these transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a
Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

   If a Portfolio is fully or almost fully invested with "when-issued" or
"forward commitment" transactions, the transactions may result in a form of leveraging. Leveraging a Portfolio in this manner may increase the volatility of the Portfolio's NAV.

SPECIAL RISK CONSIDERATIONS FOR LOWER-RATED SECURITIES
------------------------------------------------------

   Securities rated Ba by Moody's or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or
BB and lower ("lower-rated securities"), are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

   The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

   The ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion Bond
Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The

rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of Moody's, S&P and
Fitch ratings.

   Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

   The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolios, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

   Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

   In seeking to achieve a Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

LENDING PORTFOLIO SECURITIES
----------------------------

   Each Portfolio may lend Portfolio securities. Each Portfolio may lend up to
30% of its total assets (including collateral for any security loaned). Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, AllianceBernstein will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

          DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES

   The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                              IN THE FUND      OTHER PUBLIC COMPANY
                                                                                COMPLEX         DIRECTORSHIPS HELD
                                          PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY         BY THE DIRECTOR
NAME, ADDRESS,* AGE, (YEAR ELECTED**)      THE PAST FIVE YEARS OR LONGER      THE DIRECTOR   DURING THE PAST FIVE YEARS
-------------------------------------  -------------------------------------  ------------ -------------------------------
INTERESTED DIRECTOR***

Dianne F. Lob                          Senior Vice President of the Manager        18      None
c/o AllianceBernstein L.P.             with which she has been associated
1345 Avenue of the Americas            since prior to 2007; Chairman of
New York, NY 10105                     Bernstein's Private Client Investment
57                                     Policy Group since 2004; She joined
(2010)                                 the firm in 1999 as a senior
                                       portfolio manager; Previously, a
                                       managing director and an investment
                                       banker at J.P. Morgan from 1977 to
                                       1999.
INDEPENDENT DIRECTORS

Chairman of the Board                  President of Cedar Lawn Corporation         18      Cedar Lawn Corporation
Thomas B. Stiles II #^+                (cemetery); Formerly, Managing
71                                     Director, Senior Portfolio Manager
(2003)                                 and Director of Investment Strategy
                                       of Smith Barney Asset Management from
                                       1997 until his retirement in 1999;
                                       Prior thereto, Chairman and Chief
                                       Executive Officer of Greenwich Street
                                       Advisors from 1988 to 1997; Executive
                                       Vice President and Director of E.F.
                                       Hutton Group from 1982 to 1987.

Bart Friedman #+                       Senior Partner at Cahill Gordon &           18      The Brookings Institution;
67                                     Reindel LLP (law firm) since prior to               Lincoln Center for the
(2005)                                 2007.                                               Performing Arts; The Mountain
                                                                                           School of Milton Academy;
                                                                                           Allied World Assurance
                                                                                           Holdings

William Kristol #+                     Editor, The Weekly Standard since           18      Manhattan Institute; John M.
59                                     prior to 2007; He is also a Fox News                Ashbrook Center for Public
(1994)                                 Contributor.                                        Affairs at Ashland University;
                                                                                           The Salvatori Center at
                                                                                           Claremont McKenna College;
                                                                                           The Shalem Foundation; The
                                                                                           Institute for the Study of War

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                              IN THE FUND          OTHER PUBLIC COMPANY
                                                                                COMPLEX             DIRECTORSHIPS HELD
                                          PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY             BY THE DIRECTOR
NAME, ADDRESS,* AGE, (YEAR ELECTED**)      THE PAST FIVE YEARS OR LONGER      THE DIRECTOR      DURING THE PAST FIVE YEARS
-------------------------------------  -------------------------------------  ------------ -------------------------------------
Debra Perry #+                         Formerly, Senior Managing Director of       18      Korn/Ferry International; Bank of
60                                     Global Ratings and Research, Moody's                America Funds Series Trust; CNO
(2011)                                 Investors Service, Inc. from 2001 to                Financial Group; MBIA Inc.
                                       2004; Chief Administrative Officer
                                       and Chief Credit Officer, Moody's,
                                       from 1999 to 2001; Group Managing
                                       Director for the Finance, Securities
                                       and Insurance Ratings Groups, Moody's
                                       Corp., from 1996 to 1999; Earlier she
                                       held executive positions with First
                                       Boston Corporation and Chemical Bank.

Donald K. Peterson #+                  Formerly, Chairman and Chief                18      Worcester Polytechnic Institute;
62                                     Executive Officer, Avaya Inc.                       Overseers of the Amos Tuck School of
(2007)                                 (communications) from 2002 to 2006;                 Business Administration; TIAA-CREF;
                                       President and Chief Executive                       Committee for Economic Development
                                       Officer, Avaya Inc. from 2000 to
                                       2001; President, Enterprise Systems
                                       Group in 2000; Chief Financial
                                       Officer, Lucent Technologies from
                                       1996 to 2000; Chief Financial
                                       Officer, AT&T, Communications
                                       Services Group from 1995 to 1996;
                                       President, Nortel Communications
                                       Systems, Inc. from 1994 to 1995;
                                       Prior thereto he was at Nortel from
                                       1976 to 1995.

Rosalie J. Wolf #+                     Managing Partner, Botanica Capital          18      TIAA-CREF; North European Oil Royalty
70                                     Partners LLC since prior to 2007;                   Trust
(2000)                                 Member of Brock Capital Group LLC
                                       since prior to 2007; Member of the
                                       Investment Committee of the Board at
                                       the David and Lucile Packard
                                       Foundation since prior to 2007;
                                       Formerly, she was a Managing Director
                                       at Offit Hall Capital Management LLC
                                       from 2001 to 2003; Treasurer and
                                       Chief Investment Officer of The
                                       Rockefeller Foundation from 1994 to
                                       2000; Earlier she held financial
                                       executive positions with
                                       International Paper Company, Bankers
                                       Trust, and Mobil Oil Corporation.
--------
*  The address for each of the Fund's Independent Directors is c/o
   AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the
   Americas, New York, NY 10105.
** There is no stated term of office for the Fund's Directors.
***Ms. Lob is an "interested person," as defined in the 1940 Act, because of her affiliation with the Manager.
#  Member of the Fund's Audit Committee and Independent Directors Committee.

^  Member of the Fund's Fair Value Pricing Committee.
+  Member of the Fund's Nominating, Governance and Compensation Committee.

   The management of the business affairs of the Fund are managed under the direction of the Board. Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are referred to as "Independent Directors," and
Directors who are "interested persons" of the Fund are referred to as
"Interested Directors." Certain information concerning the Fund's governance structure and each Director is set forth below.

   Experience, Skills, Attributes, and Qualifications of the Fund's Directors.
The Nominating, Governance and Compensation Committee, which is composed of
Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current
Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a
Director, the Nominating, Governance and Compensation Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the
Nominating, Governance and Compensation Committee believes contributes to good governance for the Fund. Additional information concerning the Nominating,
Governance and Compensation Committee's consideration of Directors appears in the description of the Committee below.

   The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the
Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified to serve as such.

   In determining that a particular Director was qualified to serve as a
Director, the Board considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure
(including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that each Director should serve as a Director of the Fund, is provided in the table above and in the next paragraph.

   Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Manager, other service providers, counsel and the
Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. While the
Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. Ms. Lob has business, finance and investment management experience as chairman of the
Manager's Private Client Investment Policy Group and experience as a portfolio manager for the Manager. Further, in addition to his or her service as a
Director of the Fund: Mr. Friedman has a legal background and experience as a board member of various organizations; Mr. Kristol has a public and economic policy background and experience as a board member of various organizations;
Ms. Perry has business and financial experience as a senior executive of various financial firms focusing on fixed income research and capital markets and experience as a board of various organizations; Mr. Peterson has business and finance experience as an executive officer of public companies and experience as a board member of various organizations; Mr. Stiles has investment management experience as a portfolio manager and executive officer and experience as a board member; and Ms. Wolf has business, finance and investment management experience as a senior financial officer of public companies and as chief investment officer of a major foundation as well as experience as a board member of various organizations. The disclosure herein of a Director's experience, qualifications, attributes and skills does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such Director as a member of the
Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

   Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the
Portfolios on a day-to-day basis. The Board is responsible for overseeing the
Manager and the Fund's other service providers in the operations of the
Portfolios in accordance with the Portfolios' investment objectives and policies and otherwise in accordance with the Prospectus, the requirements of the 1940 Act, and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the
Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees--the Audit Committee, the
Nominating, Governance and Compensation Committee, the Fair Value Pricing
Committee and the Independent Directors Committee--and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The

Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

   An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between
Board meetings, and facilitating communication and coordination between the
Independent Directors and management. The Directors have determined that the
Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent
Director as Chairman pursuant to certain 2003 regulatory settlements involving the Manager.

   Risk Oversight. The Portfolios are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Portfolios resides with the Manager or other service providers
(depending on the nature of the risk), subject to supervision by the Manager.
The Board has charged the Manager and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Portfolios; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and
(iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and
(ii) above.

   Risk oversight forms part of the Board's general oversight of each
Portfolio's investment program and operations and is addressed as part of various regular Board and committee activities. Each Portfolio's investment management and business affairs are carried out by or through the Manager and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Portfolios' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Manager and representatives of various internal committees of the Manager), the Fund's Independent Compliance Officer, the
Fund's independent registered public accounting firm, counsel, and internal auditors for the Manager, as appropriate, regarding risks faced by the
Portfolios and the Manager's risk management programs.

   Not all risks that may affect the Portfolios can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors the
Portfolios' ability to manage risk is subject to substantial limitations.

   The Board has four standing committees of the Board - an Audit Committee, a
Nominating, Governance and Compensation Committee, a Fair Value Pricing
Committee and an Independent Directors Committee. The members of the Audit
Committee, the Nominating, Governance and Compensation Committee, the Fair
Value Pricing Committee and the Independent Directors Committee are identified above.

   The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year.

   The functions of the Nominating, Governance and Compensation Committee are
to nominate persons to fill any vacancies or newly created positions on the
Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer. The
Nominating, Governance and Compensation Committee met four times during the
Fund's most recently completed fiscal year.

   The Nominating, Governance and Compensation Committee has a charter and, pursuant to the charter, the Nominating, Governance and Compensation Committee
will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the
submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold any annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to

be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating, Governance and Compensation Committee or
the Board to be reasonably calculated to inform shareholders.

   Shareholders submitting a candidate for consideration by the Nominating,
Governance and Compensation Committee must provide the following information to the Nominating, Governance and Compensation Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below;
(C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund
(as defined in the 1940 Act) and, if believed not to be an "interested person,"
information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;
(iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated
Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

   The Nominating, Governance and Compensation Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating, Governance and
Compensation Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

   The Nominating, Governance and Compensation Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating, Governance and
Compensation Committee will not consider self-nominated candidates. The
Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

   The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Fund's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair
Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

   The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors
Committee met five times during the Fund's most recently completed fiscal year.

SHARE OWNERSHIP AND COMPENSATION

   The following table sets forth the dollar range of equity securities in each
Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the "AllianceBernstein Fund Complex") owned by each Director, if any, as of January 23, 2012.

                                                                  AGGREGATE DOLLAR
                                                                   RANGE OF EQUITY
                                                                  SECURITIES IN ALL
                                                                     REGISTERED
                                                                     INVESTMENT
                        DOLLAR RANGE OF EQUITY SECURITIES IN THE      COMPANIES
                        ----------------------------------------     OVERSEEN BY
                          NEW YORK      CALIFORNIA  DIVERSIFIED    DIRECTOR IN THE
                          MUNICIPAL     MUNICIPAL    MUNICIPAL    ALLIANCEBERNSTEIN
NAME                      PORTFOLIO     PORTFOLIO    PORTFOLIO      FUND COMPLEX
----                     -------------  ----------  -----------  --------------------
INTERESTED DIRECTOR:
Dianne F. Lob           Over $100,000       $0       $      0    Over $       100,000
INDEPENDENT DIRECTORS:
Bart Friedman                $      0       $0       $      0    Over $       100,000
William Kristol                                      $50,001-
                             $      0       $0       $100,000    Over $       100,000
DEBRA PERRY                  $      0       $0       $      0         $10,001-$50,000
Donald K. Peterson           $      0       $0       $      0    Over $       100,000

Thomas B. Stiles II          $      0       $0       $      0    Over $       100,000
Rosalie J. Wolf              $50,001-
                             $100,000       $0       $      0    Over $       100,000

   As of January 6, 2012, no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the
Manager or the Fund's distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or
"under common control with" (within the meaning of the 1940 Act) the Manager or the Fund's distributor.

   The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2011 by the Fund and by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below.
Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund
Complex.

                                                             TOTAL             TOTAL
                                                           NUMBER OF         NUMBER OF
                                                          INVESTMENT        INVESTMENT
                                                           COMPANIES        PORTFOLIOS
                                                            IN THE          WITHIN THE
                                                       ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                                                             FUND              FUND
                                           TOTAL           COMPLEX,           COMPLEX
                                       COMPENSATION        INCLUDING         INCLUDING
                                         FROM THE          THE FUND,         THE FUND,
                                     ALLIANCEBERNSTEIN    AS TO WHICH          AS TO
                         AGGREGATE         FUND               THE            WHICH THE
                        COMPENSATION     COMPLEX,         DIRECTOR IS       DIRECTOR IS
                          FROM THE     INCLUDING THE      A DIRECTOR        A DIRECTOR
NAME OF DIRECTOR            FUND           FUND           OR TRUSTEE        OR TRUSTEE
----------------        ------------ ----------------- ----------------- -----------------
INTERESTED DIRECTOR:
Dianne F. Lob             $      0       $      0                 1             18
INDEPENDENT DIRECTORS:
Bart Friedman             $185,000       $185,000                 1             18

William Kristol           $160,000       $160,000          $160,000             18
Debra Perry*...........   $ 90,000       $ 90,000                 1             18
Donald K. Peterson        $185,000       $185,000                 1             18
Thomas B. Stiles II       $215,000       $215,000                 1             18
Rosalie J. Wolf           $170,000       $170,000                 1             18
--------
*  Ms. Perry was appointed as a Director of the Fund as of July 27, 2011.

   As of January 6, 2012, the Directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Portfolios.

OFFICER INFORMATION

   Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*                                   POSITION(S) HELD                      PRINCIPAL OCCUPATION
AND AGE                                              WITH FUND                   DURING LAST FIVE YEARS OR LONGER
-------------------------------------  -------------------------------------  --------------------------------------

Dianne F. Lob, 57                      President                              See biography above.

Philip L. Kirstein, 66                 Senior Vice President and Independent  Senior Vice President and Independent
                                       Compliance Officer                     Compliance Officer of the
                                                                              AllianceBernstein Funds, with which
                                                                              he has been associated since October
                                                                              2004. Prior thereto, he was Of Counsel
                                                                              to Kirkpatrick & Lockhart, LLP (law
                                                                              firm) from October 2003 to October
                                                                              2004, and General Counsel of Merrill
                                                                              Lynch Investment Managers, L.P. since
                                                                              prior to March 2003.

Emilie D. Wrapp, 56                    Secretary                              Senior Vice President, Assistant
                                                                              General Counsel and Assistant
                                                                              Secretary of AllianceBernstein
                                                                              Investments, Inc. ("ABI"),** with
                                                                              which she has been associated since
                                                                              prior to 2007.

Joseph J. Mantineo, 52                 Treasurer and Chief Financial Officer  Senior Vice President of
                                                                              AllianceBernstein Investor Services,
                                                                              Inc. ("ABIS"),** with which he has
                                                                              been associated since prior to 2007.

    ---------
    *  The address for each of the Fund's officers is c/o AllianceBernstein
       L.P., 1345 Avenue of the Americas, New York, NY 10105.
    ** ABIS and ABI are affiliates of the Fund.

                            MANAGEMENT OF THE FUND

   Manager. The Fund's investment manager is AllianceBernstein, a Delaware limited partnership, with offices at 1345 Avenue of the Americas, New York, New
York 10105.

   The Manager is a leading global investment management firm supervising client accounts with assets as of September 30, 2011, totaling approximately
$402 billion. The Manager provides management services for many of the largest
U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Manager is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.
As one of the world's leading global investment management organizations, the
Manager is able to compete for virtually any portfolio assignment in any developed capital market in the world.

   As of September 30, 2011, the ownership structure of the Manager, expressed as a percentage of general and limited partnership interests, was as follows:

                     AXA and its subsidiaries         60.9%
                     AllianceBernstein Holding L.P.   37.5%
                     Unaffiliated holders              1.6%
                                                     -----
                                                     100.0%
                                                     =====

   AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries").
AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which, ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB." As of September 30, 2011, AXA owned approximately 1.4%
of the issued and outstanding assignments of beneficial ownership of the
Holding Units.

   AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA)
is the general partner of both Holding and the Manager. AllianceBernstein
Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Manager. Including both the general partnership and limited partnership interests in Holding and the Manager, AXA and its subsidiaries had an approximate 63.1% economic interest in the Manager as of
September 30, 2011.

   AXA is a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and
South America. AXA has five operating business segments: life and savings;
property and casualty insurance; international insurance (including reinsurance); asset management and other financial services. AXA Financial,
Inc. ("AXA Financial") is a wholly-owned subsidiary of AXA. AXA Equitable Life
Insurance Company ("AXA Equitable") is an indirect wholly-owned subsidiary of
AXA Financial.

   Subject to the general oversight of the Board, and in conformity with the stated policies of each of the Portfolios, AllianceBernstein manages the investment of each Portfolio's assets. AllianceBernstein makes investment decisions for each Portfolio and places purchase and sale orders. The services of AllianceBernstein are not exclusive under the terms of the Fund's investment management agreement, with respect to each Portfolio ("Management Agreement");
AllianceBernstein is free to render similar services to others.

   AllianceBernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

   Each Portfolio pays the Manager for the services performed on behalf of that
Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee is computed daily and paid monthly at the rates set forth below:

Portfolio                          Annual Percentage of Average Daily Net Assets of Each Portfolio
---------                        --------------------------------------------------------------------
New York Municipal Portfolio     0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio   0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio  0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion, but not exceeding $7 billion; 0.30% of assets in excess of $ $7 billion

   The table below indicates the investment management fees accrued or paid by the Portfolios to AllianceBernstein for the fiscal years ended September 30,
2009, September 30, 2010 and September 30, 2011:

                                       Management Fee for the Fiscal Years Ended
                                                  September 30,
      Portfolio                           2009          2010          2011
      ---------                         -----------   -----------   -----------
      New York Municipal Portfolio     $ 8,241,863   $ 9,099,731   $ 8,952,015
      California Municipal Portfolio   $ 6,097,729   $ 6,025,615   $ 5,584,430
      Diversified Municipal Portfolio  $21,341,732   $23,605,032   $23,667,497

   The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

   Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to AllianceBernstein under the Management
Agreement; (ii) the fees and expenses of Directors who are not affiliated with
AllianceBernstein; (iii) the fees and expenses of the Fund's custodian (the
"Custodian"); (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each
Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the
Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

   The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

   The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the
Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the
Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of the Management Agreement for an additional annual period was approved by a vote, cast in person, of the Board, including a majority of

the Directors who are not parties to the Management Agreement or interested persons of any such party, at a meeting held on October 20, 2011.

   Certain other clients of the Manager may have investment objectives and policies similar to that of the Portfolios. The Manager may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the Manager's clients
(including the Portfolios) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

   The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to
AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style
Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund,
Inc., AllianceBernstein Core Opportunities Fund, AllianceBernstein Corporate
Shares, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein
Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc.,
AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Real Estate
Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc.,
AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and
Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein
Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc.,
AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal
Income Fund, Inc., AllianceBernstein Municipal Income Fund II,
AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust,
AllianceBernstein Unconstrained Bond Fund, Inc., AllianceBernstein Variable
Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C.
Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The
AllianceBernstein Portfolios, all registered open-end investment companies; and
to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income
Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance
California Municipal Income Fund, Inc., and Alliance New York Municipal Income
Fund, Inc., all registered closed-end investment companies.

Additional Information Regarding Accounts Managed by Portfolio Managers
-----------------------------------------------------------------------

   As of September 30, 2011, AllianceBernstein employees had approximately
$184,499,991.77 invested in shares of all AllianceBernstein Mutual Funds
(excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

   The management of and investment decisions for the Portfolios' portfolios are made by the Municipal Bond Investment Team. The five investment professionals(1) with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Michael Brooks, Fred S. Cohen, R.
B. Davidson III, Wayne Godlin and Terrance T. Hults. For additional information about the portfolio management of each Portfolio, see "Management of the
Portfolios--Portfolio Managers" in the Prospectus.

   EXCEPT AS SET FORTH BELOW, THE AFOREMENTIONED INDIVIDUALS DID NOT OWN SHARES
IN THE PORTFOLIOS' SECURITIES AS OF SEPTEMBER 30, 2011.

--------
1  Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups
   (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

                                            DOLLAR RANGE OF EQUITY
                                                  SECURITIES
              NEW YORK MUNICIPAL PORTFOLIO     IN THE PORTFOLIO
              ----------------------------  ----------------------
                  Michael Brooks             Over $     1,000,000
                  R. B. Davidson III         Over $     1,000,000
                  Terrance T. Hults               $10,001-$50,000

   The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2011.

NEW YORK MUNICIPAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                    TOTAL ASSETS OF
                                                      NUMBER OF       REGISTERED
                                  TOTAL ASSETS OF    REGISTERED       INVESTMENT
                    TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                    OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                     INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
PORTFOLIO             COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
MANAGER                MANAGED       MILLIONS)          FEES           MILLIONS)
---------           ------------- --------------- ----------------- ---------------
Michael Brooks           27           $14,953           None             None
Fred S. Cohen            27           $14,953           None             None
R. B. Davidson III       27           $14,953           None             None
Wayne Godlin             27           $14,953           None             None
Terrance T. Hults        27           $14,953           None             None

CALIFORNIA MUNICIPAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                 TOTAL ASSETS
                                                     NUMBER OF   OF REGISTERED
                                                     REGISTERED   INVESTMENT
                          TOTAL     TOTAL ASSETS OF  INVESTMENT    COMPANIES
                         NUMBER       REGISTERED     COMPANIES      MANAGED
                      OF REGISTERED   INVESTMENT      MANAGED        WITH
                       INVESTMENT      COMPANIES        WITH     PERFORMANCE-
                        COMPANIES     MANAGED (IN   PERFORMANCE-  BASED FEES
  PORTFOLIO MANAGER      MANAGED       MILLIONS)     BASED FEES  (IN MILLIONS)
  -----------------   ------------- --------------- ------------ -------------
  Michael Brooks           27           $15,502         None         None
  Fred S. Cohen            27           $15,502         None         None
  R. B. Davidson III       27           $15,502         None         None
  Wayne Godlin             27           $15,502         None         None
  Terrance T. Hults        27           $15,502         None         None

DIVERSIFIED MUNICIPAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                    TOTAL ASSETS OF
                                                      NUMBER OF       REGISTERED
                                  TOTAL ASSETS OF    REGISTERED       INVESTMENT
                    TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                    OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                     INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
                      COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
PORTFOLIO MANAGER      MANAGED       MILLIONS)          FEES           MILLIONS)
-----------------   ------------- --------------- ----------------- ---------------
Michael Brooks           27           $11,622           None             None
Fred S. Cohen            27           $11,622           None             None
R. B. Davidson III       27           $11,622           None             None
Wayne Godlin             27           $11,622           None             None
Terrance T. Hults        27           $11,622           None             None

NEW YORK MUNICIPAL PORTFOLIO

CALIFORNIA MUNICIPAL PORTFOLIO

DIVERSIFIED MUNICIPAL PORTFOLIO

                       OTHER POOLED INVESTMENT VEHICLES

                                                  NUMBER OF   TOTAL ASSETS OF
                                                    POOLED        POOLED
                        TOTAL    TOTAL ASSETS OF  INVESTMENT    INVESTMENT
                      NUMBER OF      POOLED        VEHICLES      VEHICLES
                        POOLED     INVESTMENT      MANAGED     MANAGED WITH
                      INVESTMENT    VEHICLES         WITH      PERFORMANCE-
  PORTFOLIO            VEHICLES    MANAGED (IN   PERFORMANCE- BASED FEES (IN
  MANAGER              MANAGED      MILLIONS)     BASED FEES     MILLIONS)
  ---------           ---------- --------------- ------------ ---------------
  Michael Brooks          1            $14           None          None
  Fred S. Cohen           1            $14           None          None
  R. B. Davidson III      1            $14           None          None
  Wayne Godlin            1            $14           None          None
  Terrance T. Hults       1            $14           None          None

NEW YORK MUNICIPAL PORTFOLIO

CALIFORNIA MUNICIPAL PORTFOLIO

DIVERSIFIED MUNICIPAL PORTFOLIO

                                OTHER ACCOUNTS

                                                               TOTAL ASSETS OF
                       TOTAL                   NUMBER OF OTHER      OTHER
                       NUMBER  TOTAL ASSETS OF    ACCOUNTS        ACCOUNTS
                         OF         OTHER          MANAGED          WITH
                       OTHER      ACCOUNTS          WITH        PERFORMANCE-
  PORTFOLIO           ACCOUNTS   MANAGED (IN    PERFORMANCE-   BASED FEES (IN
  MANAGER             MANAGED     MILLIONS)      BASED FEES       MILLIONS)
  ---------           -------- --------------- --------------- ---------------
  Michael Brooks       1,170       $13,249            2             $139
  Fred S. Cohen        1,170       $13,249            2             $139
  R. B. Davidson III   1,170       $13,249            2             $139
  Wayne Godlin         1,170       $13,249            2             $139
  Terrance T. Hults    1,170       $13,249            2             $139

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

       As an investment adviser and fiduciary, the Manager owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

   Employee Personal Trading. The Manager has adopted a Code of Business
Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser
permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

       Managing Multiple Accounts for Multiple Clients. The Manager has
compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients.
Conflicts of interest may

arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the
Manager's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional who manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts.
Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

       Allocating Investment Opportunities. The Manager has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Manager routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

       The Manager's procedures are also designed to address potential conflicts of interest that may arise when the Manager has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Manager could share in investment gains.

       To address these conflicts of interest, the Manager's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts;
the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

   Portfolio Manager Compensation
   ------------------------------

          The Manager's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the
AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: The base salary is fixed cash amount within a similar range for all senior investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Manager's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Manager considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Manager. Quantitative factors considered include, among other things, relative investment performance
(e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Manager also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Manager's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under the Manager's Partners Compensation Plan ("deferred awards"): The
Manager's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts.
Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the
Manager terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual
Funds offered to mutual fund investors. Since 2009, deferred awards have been in the form of restricted grants of the Manager's Master Limited Partnership
Units. In 2011, award recipients will have the ability to invest a portion of their awards (no more than half up to a certain cap) in deferred cash.

          (iv) Contributions under the Manager's Profit Sharing/401(k) Plan:
The contributions are based on the Manager's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Manager.

          (v) Compensation under the Manager's Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Manager's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special
Option Program is made at the sole discretion of the Manager.

                             EXPENSES OF THE FUND

Distribution Services Agreement
-------------------------------

   The Fund has entered into a Distribution Services Agreement (the
"Agreement") with ABI, the Fund's principal underwriter (the "Principal
Underwriter"), to permit the Principal Underwriter to distribute the
Portfolios' Class A, Class B and Class C shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the Portfolios' Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the
"Rule 12b-1 Plan").

   During the fiscal year ended September 30, 2011, the New York Municipal
Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio
paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $491,107, $149,684 and
$1,141,529, respectively, which constituted approximately 0.30%, 0.30% and
0.30% of each Portfolio's aggregate average daily net assets attributable to
Class A shares during the period. The Manager made payments from its own resources aggregating $730,747, $344,391 and $1,323,209, respectively.

   For the fiscal year ended September 30, 2011, expenses incurred by each
Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class A shares were as follows:

                                    NEW YORK  CALIFORNIA DIVERSIFIED
                                    MUNICIPAL MUNICIPAL   MUNICIPAL
           CATEGORY OF EXPENSE      PORTFOLIO PORTFOLIO   PORTFOLIO
           -------------------      --------- ---------- -----------
           Advertising               $    0     $    0     $    0

           Printing and Mailing of
           Prospectuses to Persons
           Other than Current
           Shareholders              $1,467     $1,012     $1,431

                                      NEW YORK   CALIFORNIA DIVERSIFIED
                                      MUNICIPAL  MUNICIPAL   MUNICIPAL
        CATEGORY OF EXPENSE           PORTFOLIO  PORTFOLIO   PORTFOLIO
        -------------------           ---------- ---------- -----------

        Compensation to Broker-
        Dealers and Other Financial
        Intermediaries (excluding
        ABI)                          $  798,954  $197,550  $1,584,906

        Compensation to ABI           $  137,654  $118,221  $  205,180

        Compensation to Sales
        Personnel                     $  106,709  $ 25,583  $  407,502

        Interest, Carrying or Other
        Financing Charges             $        0  $      0  $        0

        Other (includes printing of
        sales literature, travel,
        entertainment, due diligence
        and other promotional
        expenses)                     $  177,070  $151,709  $  265,719

        Totals                        $1,221,854  $494,075  $2,464,738

   During the fiscal year ended September 30, 2011, the New York Municipal
Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio
paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $9,195, $3,047 and $10,318, respectively, which constituted approximately 1.00%, 1.00% and 1.00% of each
Portfolio's the aggregate average daily net assets attributable to Class B shares during the period. For the New York Municipal Portfolio, California
Municipal Portfolio and Diversified Municipal Portfolio, $6,664, $2,356 and
$8,163, respectively, were used to offset the distribution services fees paid in prior years.

   For the fiscal year ended September 30, 2011, expenses incurred by each
Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows:

                                        NEW YORK  CALIFORNIA DIVERSIFIED
                                        MUNICIPAL MUNICIPAL   MUNICIPAL
        CATEGORY OF EXPENSE             PORTFOLIO PORTFOLIO   PORTFOLIO
        -------------------             --------- ---------- -----------
        Advertising                      $    0      $  0      $    0

        Printing and Mailing of
        Prospectuses to Persons
        Other than Current
        Shareholders                     $    0      $  0      $    0

        Compensation to Broker-
        Dealers and Other Financial
        Intermediaries (excluding ABI)   $2,487      $674      $2,132
        Compensation to ABI              $   18      $  9      $    8

        Compensation to Sales
        Personnel                        $    5      $  0      $    9

        Interest, Carrying or Other
        Financing Charges                $    0      $  0      $    0

        Other (includes printing of
        sales literature, travel,
        entertainment, due diligence
        and other promotional
        expenses)                        $   21      $  8      $    6

        Totals                           $2,531      $691      $2,155

   During the fiscal year ended September 30, 2011, the New York Municipal
Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio
paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $615,799, $198,800 and
$1,036,826, respectively, which constituted approximately 1.00%, 1.00% and
1.00% of each Portfolio's aggregate average daily net assets attributable to
Class C shares during the period. The Manager made payments from its own resources aggregating $52,010 and $40,128 for the New York Municipal Portfolio
and California Municipal Portfolio, respectively. For Diversified Municipal
Portfolio $7,403 was used to offset the distribution services fees paid in prior years.

   For the fiscal year ended September 30, 2011, expenses incurred by each
Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class C shares were as follows:

                                       NEW YORK  CALIFORNIA DIVERSIFIED
                                       MUNICIPAL MUNICIPAL   MUNICIPAL
         CATEGORY OF EXPENSE           PORTFOLIO PORTFOLIO   PORTFOLIO
         -------------------           --------- ---------- -----------
         Advertising                   $      0   $      0  $        0

         Printing and Mailing of
         Prospectuses to Persons
         Other than Current
         Shareholders                  $    387   $    240  $      364

         Compensation to Broker-
         Dealers and Other Financial
         Intermediaries (excluding
         ABI)                          $560,165   $192,070  $  918,908

         Compensation to ABI           $ 36,477   $ 18,539  $   30,573

         Compensation to Sales
         Personnel                     $ 23,506   $  3,758  $   40,476

         Interest, Carrying or Other
         Financing Charges             $      0   $      0  $        0

         Other (includes printing of
         sales literature, travel,
         entertainment, due diligence
         and other promotional
         expenses)                     $ 47,274   $ 24,321  $   39,102

         Totals                        $667,809   $238,928  $1,029,423

   Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolios as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers or other financial intermediaries without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC")
and distribution services fee on the Class B and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the
Portfolios' shares.

   With respect to Class A shares of the Portfolios, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Portfolios in subsequent fiscal years. ABI's compensation with respect to Class B and Class C shares under the Rule 12b-1
Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1
Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1
Plan is in effect.

   Unreimbursed distribution expenses incurred as of September 30, 2011, and carried over for reimbursement in future years in respect of the Class B and
Class C shares for the Fund were, as of that time, as follows:

   Amount of Unreimbursed Distribution Expenses Carried Over (as a percentage of the Class's net assets)

                                            CLASS B           CLASS C
                                       --------          ----------
      New York Municipal Portfolio     $753,661(99.99%)  $1,824,389(2.82%)
      California Municipal Portfolio   $508,291(317.81%) $1,120,006(5.55%)
      Diversified Municipal Portfolio  $466,548(57.12%)  $2,269,324(2.04%)

   The Rule 12b-1 Plan is in compliance with rules of the Financial Industry
Regulatory Authority ("FINRA"), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

   In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the
Portfolios and their shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

   The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

   The Rule 12b-1 Plan continues in effect from year to year with respect to each class of shares of a Portfolio provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the
Directors of the Fund who are not parties to the Rule 12b-1 Plan or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Rule 12b-1 Plan for another annual term at a meeting held on October 20, 2011.

   In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Principal Underwriter with respect to that class and (ii) the Portfolios would not be obligated to pay the
Principal Underwriter for any amounts expended under the Rule 12b-1 Plan not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

   ABIS, an indirect wholly-owned subsidiary of the Manager located at 8000 IH
10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares and Class C shares of each of the Portfolios, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended September 30, 2011, the New York Municipal Portfolio, the California
Municipal Portfolio and the Diversified Municipal Portfolio paid ABIS $24,769,
$18,000 and $46,423, respectively, pursuant to the Transfer Agency Agreement.

   ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

   Many Portfolio shares are owned by selected broker-dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABI and/or AllianceBernstein pay to these financial intermediaries, including those that sell shares of the AllianceBernstein
Mutual Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolios, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the
Prospectus in the Portfolio expense tables under "Fees and Expenses of the
Portfolio." In addition, financial intermediaries may be affiliates of entities that receive compensation from AllianceBernstein or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

   Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

            CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES

   The Fund, the Manager and ABI have each adopted codes of ethics pursuant to
Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

   The Fund has adopted the Manager's proxy voting policies and procedures. The
Manager's proxy voting policies and procedures are attached as Appendix B.

   Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

                              PURCHASE OF SHARES

   The following information supplements that set forth in the Portfolios'
Prospectus under the heading "Investing in the Portfolios."

General
-------

   Shares of each Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), or without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC
("Class C shares"), in each case as described below. All of the classes of shares of each Portfolio are subject to Rule 12b-1 asset-based sales charges.
Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of FINRA and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"),
(ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the Principal
Underwriter ("selected agents") and (iii) the Principal Underwriter.

   Investors may purchase shares of a Portfolio either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The
Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Portfolios' shares may receive differing compensation for selling different classes of shares.

   In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes.
This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders
----------------------------------------------------------------

   The Directors of the AllianceBernstein Mutual Funds have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The
AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary. In the event that any AllianceBernstein Mutual Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Risks Associated with Excessive or Short-Term Trading Generally
---------------------------------------------------------------

   While the AllianceBernstein Mutual Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of Portfolio shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a
Portfolio's performance.

   Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a
Portfolio calculates its NAV at the close of regular trading on the Exchange
(normally 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The

AllianceBernstein Mutual Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a
Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

   Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All funds may be adversely affected by price arbitrage trading strategies.

Policy Regarding Short-Term Trading
-----------------------------------

   Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The
AllianceBernstein Mutual Funds, AllianceBernstein, ABI and ABIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

    .  Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds,
       through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in shares of the Portfolios. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary  thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any
       90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the AllianceBernstein Mutual
       Funds, ABI and ABIS may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S.
       Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

    .  Account Blocking Procedures. If the AllianceBernstein Mutual Funds, ABI
       or ABIS determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant fund account(s) will be immediately
       "blocked" and no future purchase or exchange activity will be permitted.
       However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the
       Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the
       AllianceBernstein Mutual Funds, ABI or ABIS that the account holder did not or will not in the future engage in excessive or short duration trading.

    .  Applications of Surveillance Procedures and Restrictions to Omnibus
       Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the
       Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the
       U.S. Postal Service (i.e., regular mail).

    .  Risks to Shareholder Resulting from Imposition of Account Blocks in
       Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in an
       AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in
       Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices
------------------------------------------------------------------------

   Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABI and ABIS to detect excessive or short duration trading in fund shares, there is no guarantee that the
AllianceBernstein Mutual Funds, ABI and ABIS will be able to identify these shareholders or curtail their trading practices. In particular, the
AllianceBernstein Mutual Funds, ABI and ABIS may not be able to detect excessive or short-term trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

   The Fund reserves the right to suspend the sale of a Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of Portfolio shares, shareholders will not be able to acquire those shares, including through an exchange.

   The public offering price of shares of each Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

   The respective NAVs of the various classes of shares of each Portfolio are expected to be substantially the same. However, the NAVs of the Class B and
Class C shares will generally be slightly lower than the NAVs of the Class A shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

   The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

   The Fund may, at its sole option, accept securities as payment for shares of a Portfolio if the Manager believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

   Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an
"Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the
National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following
Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

   Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

   Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Portfolio, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares,
(iii) Class B and Class C shares bear higher transfer agency costs than do
Class A shares, (iv) Class B shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of
Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the
Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

   The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements
----------------------------------------

   Class A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements--Group Retirement
Plans" below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Portfolio.
These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard,
ABI will reject any order (except orders from certain group retirement plans)
for more than $100,000 for Class B shares (see "Alternative Purchase
Arrangements--Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $500,000 for Class C shares.

   Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares.
Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

   Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively.

   Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which
Class B shares are subject to a CDSC may find it more advantageous to purchase
Class C shares.

   For the fiscal years ended September 30, 2011, September 30, 2010 and
September 30, 2009, the aggregate amount of underwriting commission payable with respect to shares of the New York Municipal Portfolio was $783,557,
$1,123,448 and $241,727, respectively; the California Municipal Portfolio was
$111,174, $231,674 and $90,898, respectively; and the Diversified Municipal
Portfolio was $1,126,490, $2,028,319 and $437,560, respectively; of that amount, ABI received $619, $327 and $13,951, respectively, for the New York
Municipal Portfolio, $79, $29 and $3,123, respectively, for the California
Municipal Portfolio, and $409, $3,208 and $22,581, respectively, for the
Diversified Municipal Portfolio; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the fiscal years ended September 30, 2011, September 30, 2010 and September 30, 2009, ABI
received in contingent deferred sales charges with respect to Class A redemptions $37,258, $2,888 and $9,858, respectively, for the New York
Municipal Portfolio, $13,678, $15,000 and $772, respectively, for the
California Municipal Portfolio, and $118,828, $26,799 and $817, respectively, for the Diversified Municipal Portfolio. During the fiscal years ended
September 30, 2011, September 30, 2010 and September 30, 2009, ABI received in contingent deferred sales charges with respect to Class B redemptions $382,
$2,143 and $2,515, respectively, for the New York Municipal Portfolio, $262,
$1,284 and $4,582, respectively, for the California Municipal Portfolio, and
$1,217, $712 and $3,337, respectively, for the Diversified Municipal Portfolio.
During the fiscal years ended September 30, 2011, September 30, 2010 and
September 30, 2009, ABI received in contingent deferred sales charges with respect to Class C redemptions $26,359, $18,929 and $5,166, respectively, for the New York Municipal Portfolio, $4,478, $2,927 and $1,226, respectively, for the California Municipal Portfolio, and $31,778, $14,658 and $1,197,
respectively, for the Diversified Municipal Portfolio.

Class A Shares
--------------

   The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                 Sales Charge
                                 ------------

                                                        DISCOUNT OR
                                                         COMMISSION
                                               AS % OF   TO DEALERS
                                      AS % OF    THE    OR AGENTS OF
                                        NET     PUBLIC   UP TO % OF
                                       AMOUNT  OFFERING   OFFERING
            AMOUNT OF PURCHASE        INVESTED  PRICE      PRICE
            ------------------        -------- -------- ------------
            Up to $100,000...........   3.09%    3.00%      3.00%
            $100,000 up to $250,000..   2.04%    2.00%      2.00%
            $250,000 up to $500,000*.   1.01%    1.00%      1.00%
--------
* There is no initial sales charge on transactions of $500,000 or more.

   All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The
CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge." ABI's commission is the sales charge shown in the Prospectus less any applicable discount or commission
"re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with
ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

   No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions,
(ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds"
(as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares--Conversion Feature."

   Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of
$500,000 that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

   In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

   Class A Shares--Sales at NAV. Each Portfolio may sell its Class A shares at
NAV (i.e., without any initial sales charge) to certain categories of investors including:

    (i)  investment management clients of the Manager or its affiliates, including clients and prospective clients of the Manager's
         AllianceBernstein Institutional Investment Management division;

   (ii)  officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "Relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

  (iii)  (a) persons participating in a fee-based program, sponsored and maintained by a broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services or (b) clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through an omnibus account with the broker-dealers or other financial intermediaries;

(iv)certain retirement plan accounts as described under "Alternative Purchase
    Arrangements--Group Retirement Plans;" and

(v)current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from an
   SEC enforcement action against the Manager and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein
   Mutual Funds who, in each case, purchase shares of an AllianceBernstein mutual fund from ABI through deposit with ABI of the Distribution check.

Class B Shares
--------------

   Investors may purchase Class B shares of a Portfolio at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

   Effective January 31, 2009, sales of Class B shares of each Portfolio to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through a Portfolio's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchases of additional Class B shares by Class B shareholders as of
January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

   Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

   For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A shares.

   The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

   Investors may purchase Class C shares of a Portfolio at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell
Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year

or more. Class C shares do not convert to any other class of shares of the
Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

   Contingent Deferred Sales Charge. Class B shares that are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $500,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1% as are
Class A share purchases by certain retirement plans (see "Alternative Purchase
Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their
NAV at the time of the redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

   To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional
Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share.
Therefore, $400 of the $600 redemption proceeds will be charged at a rate of
2.0% (the applicable rate in the second year after purchase as set forth below).

   For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                          CONTINGENT DEFERRED
                                          SALES CHARGE AS A %
                                           OF DOLLAR AMOUNT
                   YEAR SINCE PURCHASE     SUBJECT TO CHARGE
                   -------------------    -------------------
                   First                         3.00%
                   Second                        2.00%
                   Third                         1.00%
                   Fourth and thereafter         None

   In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of Collegeboundfund, the CDSC will apply to the units of Collegeboundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for other Class B shares or purchase of Collegeboundfund units.

   Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Portfolio in connection with the sale of its Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

   The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as
amended, (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of
70 1/2, (iii) that had been purchased by present or former Directors of the
Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge
Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, and (vi) that had been purchased with proceeds from a
Distribution resulting from any Commission enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $500,000 or more of
Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or
(iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

   The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Portfolio. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

   Class A Shares. Class A shares of a Portfolio are available at NAV to all
AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and
AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and
100 or more employees. For the purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates a Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.
Class A shares are also available at NAV to group retirement plans with plan assets in excess of $1 million. The 1%, 1-year CDSC also generally applies.
However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's Rule
12b-1 Plan.

   Class B Shares. Class B shares of the Portfolios may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

   Class C Shares. Class C shares of the Portfolios are available to
AllianceBernstein Link, AllianceBernstein Individual 401(k) and
AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

   Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Portfolio's share class eligibility criteria before determining whether to invest. For example, each Portfolio makes its Class A shares available at NAV to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC for Class A shares may be waived. As described above, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

   The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in
CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

   Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio (and any other
AllianceBernstein Mutual Fund) into a single "purchase." The term "purchase"
means a single or concurrent purchase of shares of a Portfolio or any other
AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares of a
Portfolio for his, her or their own account(s), including certain
CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

   Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.

AllianceBernstein Blended Style Series, Inc.

    .  AllianceBernstein 2000 Retirement Strategy

    .  AllianceBernstein 2005 Retirement Strategy

    .  AllianceBernstein 2010 Retirement Strategy

    .  AllianceBernstein 2015 Retirement Strategy

    .  AllianceBernstein 2020 Retirement Strategy

    .  AllianceBernstein 2025 Retirement Strategy

    .  AllianceBernstein 2030 Retirement Strategy

    .  AllianceBernstein 2035 Retirement Strategy

    .  AllianceBernstein 2040 Retirement Strategy

    .  AllianceBernstein 2045 Retirement Strategy

    .  AllianceBernstein 2050 Retirement Strategy

    .  AllianceBernstein 2055 Retirement Strategy

AllianceBernstein Bond Fund, Inc.

    .  AllianceBernstein Bond Inflation Strategy

    .  AllianceBernstein Intermediate Bond Portfolio

    .  AllianceBernstein Limited Duration High Income Portfolio

    .  AllianceBernstein Municipal Bond Inflation Strategy

    .  AllianceBernstein Real Asset Strategy

AllianceBernstein Cap Fund, Inc.

    .  AllianceBernstein Dynamic All Market Fund

    .  AllianceBernstein Dynamic All Market Plus Fund

    .  AllianceBernstein Emerging Markets Multi-Asset Portfolio

    .  AllianceBernstein International Discovery Equity Portfolio

    .  AllianceBernstein International Focus 40 Portfolio

    .  AllianceBernstein Market Neutral Strategy - U.S.

    .  AllianceBernstein Market Neutral Strategy - Global

    .  AllianceBernstein Select US Equity Portfolio

    .  AllianceBernstein Small Cap Growth Portfolio

    .  AllianceBernstein U.S. Strategic Research Portfolio

AllianceBernstein Core Opportunities Fund, Inc.

AllianceBernstein Equity Income Fund, Inc.

AllianceBernstein Exchange Reserves

AllianceBernstein Global Bond Fund, Inc.

AllianceBernstein Global Real Estate Investment Fund, Inc.

AllianceBernstein Global Thematic Growth Fund, Inc.

AllianceBernstein Greater China '97 Fund, Inc.

AllianceBernstein Growth and Income Fund, Inc.

AllianceBernstein High Income Fund, Inc.

AllianceBernstein International Growth Fund, Inc.

AllianceBernstein Large Cap Growth Fund, Inc.

AllianceBernstein Municipal Income Fund, Inc.

    .  AllianceBernstein High Income Municipal Portfolio

    .  California Portfolio

    .  National Portfolio

    .  New York Portfolio

AllianceBernstein Municipal Income Fund II

    .  Arizona Portfolio

    .  Massachusetts Portfolio

    .  Michigan Portfolio

    .  Minnesota Portfolio

    .  New Jersey Portfolio

    .  Ohio Portfolio

    .  Pennsylvania Portfolio

    .  Virginia Portfolio

AllianceBernstein Small/Mid Cap Growth Fund, Inc.

AllianceBernstein Trust

    .  AllianceBernstein Global Value Fund

    .  AllianceBernstein International Value Fund

    .  AllianceBernstein Small/Mid Cap Value Fund

    .  AllianceBernstein Value Fund

AllianceBernstein Unconstrained Bond, Inc.

The AllianceBernstein Portfolios

    .  AllianceBernstein Balanced Wealth Strategy

    .  AllianceBernstein Conservative Wealth Strategy

    .  AllianceBernstein Growth Fund

    .  AllianceBernstein Tax-Managed Balanced Wealth Strategy

    .  AllianceBernstein Tax-Managed Conservative Wealth Strategy

    .  AllianceBernstein Tax-Managed Wealth Appreciation Strategy

    .  AllianceBernstein Wealth Appreciation Strategy

Sanford C. Bernstein Fund, Inc.

    .  AllianceBernstein Intermediate California Municipal Portfolio

    .  AllianceBernstein Intermediate Diversified Municipal Portfolio

    .  AllianceBernstein Intermediate New York Municipal Portfolio

    .  AllianceBernstein International Portfolio

    .  AllianceBernstein Short Duration Portfolio

    .  AllianceBernstein Tax-Managed International Portfolio

   Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

   Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase
Arrangements -- Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

    (i)  the investor's current purchase;

   (ii)  the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund, including
         AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

  (iii)  the higher of cost or NAV of all shares described in paragraph
         (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

   The initial charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AllianceBernstein
Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or
(b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

   For example, if an investor owned shares of an AllianceBernstein Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current
NAV and, subsequently, purchased Class A shares of the Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2% rate applicable to a single $300,000 purchase of shares of the
Portfolio, rather than the 3% rate.

   Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements -- Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Portfolio or any
AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a
Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Portfolio or any other AllianceBernstein
Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the
Letter of Intent is in effect will begin on the date of that earliest purchase.
However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

   Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of
Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse or domestic partner each purchase shares of a Portfolio worth
$20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the

Fund or any other AllianceBernstein Mutual Fund, to qualify for the 2.00% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

   The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a
Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

   Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

   Reinstatement Privilege . A shareholder who has redeemed any or all of his or her Class A shares of a Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual
Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a
Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

   Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of a Portfolio pursuant to the Fund's
Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend
Reinvestment Program should complete the appropriate section of the Mutual Fund
Application found in your Prospectus. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

   In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the amount has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

   Dividend Direction Plan. A shareholder who already maintains an account in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s).
Further information can be obtained by contacting ABIS at the address or the
"For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund
Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

   General. Any shareholder who owns or purchases shares of a Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated
amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of such Portfolio.

   Shares of a Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the
Portfolio.

   Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a

Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of
Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or
$5,000, whichever is less.

   Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

   CDSC Waiver for Class A, Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

   Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

   With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

   The CDSC is waived on redemptions of shares following the death or disability, as defined in the Code, of a shareholder.

   Payments to Financial Advisors and Their Firms
   ----------------------------------------------

   Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

   In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

   In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

   In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class
C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

   Your financial advisor's firm receives compensation from the Fund, ABI and/or AllianceBernstein in several ways from various sources, which include some or all of the following:

    .  upfront sales commissions

    .  Rule 12b-1 fees

    .  additional distribution support

    .  defrayal of costs for educational seminars and training

    .  payments related to providing shareholder recordkeeping and/or transfer agency services

   Please read the Prospectus carefully for information on this compensation.

   Other Payments for Distribution Services and Educational Support
   ----------------------------------------------------------------

   In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Investing in the Portfolios--The
Different Share Class Expenses--Asset-Based Sales Charges or Distribution
and/or Service (Rule 12b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor),
ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the

individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the
AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25%
of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

   For 2012, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the
AllianceBernstein Mutual Funds or approximately $20 million. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein
Mutual Funds or approximately $18 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

   A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a
"preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

   The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual
Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement"
above. These expenses paid by the Fund are included in "Other Expenses" under
"Fees and Expenses of the Portfolio - Annual Portfolio Operating Expenses" in
the Prospectus.

   If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

   Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund,
AllianceBernstein, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

   ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

   Advisor Group, Inc.
   Ameriprise Financial Services
   AXA Advisors
   Cadaret, Grant & Co.
   CCO Investment Services Corp.
   Chase Investment Services
   Commonwealth Financial Network
   Donegal Securities
   Financial Network Investment Company
   LPL Financial Corporation
   Merrill Lynch
   Morgan Stanley Smith Barney
   Multi-Financial Securities Corporation
   Northwestern Mutual Investment Services
   PrimeVest Financial Services
   Raymond James
   RBC Wealth Management
   Robert W. Baird
   UBS Financial Services
   Wells Fargo Advisors

   Although the Fund may use brokers and dealers who sell shares of the
Portfolios to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers and dealers to effect portfolio transactions.

                      REDEMPTION AND REPURCHASE OF SHARES

   The following information supplements that set forth in the Portfolios'
Prospectus under the heading "Investing in the Funds." The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.
Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

   Subject only to the limitations described below, the Fund's Articles of
Incorporation require that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will normally be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

   The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency
(as determined by the SEC) exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolio.

   Payment of the redemption price normally will be made in cash but may be made, at the option of the Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio' portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class
B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

   To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

   To redeem shares of a Portfolio represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Portfolio. The signature or signatures on the assignment form must be guaranteed in the manner described above.

   Telephone Redemption by Electronic Funds Transfer. Each Portfolio
shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at
(800) 221-5672 if the shareholder has completed the appropriate portion of the
Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

   Telephone Redemption by Check. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record.
A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

   Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares

(i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Manager, the Principal Underwriter nor ABIS
will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

   The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to the
Principal Underwriter by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the
Principal Underwriter after 5:00 p.m., Eastern time, and receive that day's
NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a financial intermediary.
Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a
Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

   The Fund reserves the right to close out an account that has remained below
$500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to
15 calendar days following the purchase date.

                             SHAREHOLDER SERVICES

   The following information supplements that set forth in the Portfolios'
Prospectus under the heading "Investing in the Portfolios." The shareholder services set forth below are applicable to all classes of shares of each
Portfolio unless otherwise indicated.

Automatic Investment Program
----------------------------

   Investors may purchase shares of a Portfolio through an automatic investment program utilizing "electronic funds transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount
(at least $50) are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact
ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

   Shareholders committed to monthly investments of $25 or more through the
Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum. As of January 31, 2009, the Automatic
Investment Program will be available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009.

Exchange Privilege
------------------

   You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange
Reserves, a money market fund managed by the Manager) if the other
AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day.

   Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the
AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

   Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

   All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein
Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of
(i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

   Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund
Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

   Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above.
Telephone requests for exchange received before 4:00 p.m., Eastern time, on a
Fund business day will be processed as of the close of business on that day.
During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

   A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Portfolio shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.
Auto Exchange transactions normally occur on the 12th day of each month, or the
Fund business day prior thereto.

   None of the AllianceBernstein Mutual Funds, the Manager, the Principal
Underwriter or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The
Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

   The exchange privilege is available only in states where shares of the
AllianceBernstein Mutual Fund being acquired may legally be sold. Each
AllianceBernstein Mutual Fund reserves the right, at any time on 60 days'
notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

   Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to Class A and Class C Shareholders Only
------------------------------------------------------------------------

   Checkwriting . A new Class A or Class C investor may fill out the Signature
Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank")
to draw against

Class A or Class C shares of a Portfolio redeemed from the investor's account.
Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the
Bank's customary rules and regulations governing checking accounts, and the
Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

   When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked
"insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

                                NET ASSET VALUE

   The per share NAV of each Portfolio is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act.
A Portfolio's per share NAV is calculated by dividing the value of the
Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

   Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the
Funds' pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the
Manager, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

   Whenever possible, securities are valued based on market information on the business day as of which the value being determined, as follows:

   (a) a security listed on the Exchange, or another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ"))
is valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

   (b) a security traded on NASDAQ is valued at the NASDAQ Official Closing
Price;

   (c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Manager) on which the security is traded;

   (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item
(e)). If neither a current bid nor a current ask price is available, the
Manager will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Board's Valuation Committee the next day;

   (e) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

   (f) a right is valued at the last traded price provided by approved pricing services;

   (g) a warrant is valued at the last traded price provided by approved pricing services. If the last traded price is not available, the bid price will be used. Once a warrant passes maturity, it will no longer be valued;

   (h) a U.S. Government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Manager determines that this method does not represent fair value);

   (i) a fixed-income security is typically valued on the basis of bid prices provided by a pricing service when the Manager believes that such prices reflect the market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed income securities may be valued on the basis of mid prices when the pricing service normally provides mid prices, reflecting the conventions of particular markets.
The prices provided by a pricing service may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Manager determines that an appropriate pricing service does not exist for a security in a market that typically values such securities on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained. If an appropriate pricing service does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security. The second highest price will be utilized wherever two or more quoted mid prices are obtained;

   (j) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing services or bid prices obtained from multiple major broker-dealers in the security when the Manager believes that these prices reflect the market value of the security. In cases in which broker-dealer quotes are obtained, the Manager has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

   (k) bank loans are valued on the basis of bid prices provided by a pricing service;

   (l) bridge loans are valued at par, unless it is determined by the Valuation
Committee that any particular bridge loan should be valued at something other than par. This may occur from a significant change in the high yield market and/or a significant change in the states of any particular issuer or issuers of bridge loans;

   (m) residential and commercial mortgage whose loans and whose loan pools are fair market priced by a pricing service;

   (n) forward and spot currency pricing is provided by pricing services;

   (o) a swap is valued by the Manager utilizing various external sources to obtain inputs for variables in pricing models;

   (p) interest rate caps and floors are valued at the latest present value of the terms of the agreement, which is provided by a pricing service; and

   (q) open end mutual funds are valued at the closing NAV per share and closed end funds are valued at the closing market price per share.

   Each Portfolio values its securities at their current market value determined on the basis of market quotations set forth above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets)
and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

   Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, a Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

   Subject to its oversight, the Board has delegated responsibility for valuing the Portfolios' assets to the Manager. The Manager has established a Valuation
Committee, which operates under the policies and procedures approved by the
Board, to value the Portfolios' assets on behalf of the Portfolios. The
Valuation Committee values Portfolio assets as described above.

   A Portfolio's Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities

owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

   The net asset value of each Portfolio is calculated by subtracting the liabilities allocated to the Portfolio from the value of the assets belonging to that Portfolio. The NAV of each class of shares of the Portfolio is determined separately by subtracting the liabilities attributable to that class from the assets attributable to that class, and then dividing the result by the number of outstanding shares of that class, all in accordance with a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Fund intends each Portfolio to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a
Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and
(ii) 90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares.

   The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98.2% of its capital gains, determined, in general, as if a taxable year ends on October 31.
For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the
4% excise tax. The current policy of each Portfolio is to declare ordinary income dividends daily and pay them monthly and to pay capital-gains distributions annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

   Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

   Dividends paid by a Portfolio, if any, with respect to Class A, Class B and
Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

   The Portfolios each intend to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive
90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income), and certain other related income
(the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer, other than U.S. Government securities or the securities of other regulated investment companies, or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the
"diversification requirements"). It is possible that certain partnerships in which a Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

   If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the
Portfolio's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

   In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

   Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a
Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

   Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash.
Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. All other dividends paid by a Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits
("regular dividends") are generally subject to tax as ordinary income. However, any dividends paid by the Portfolios (as defined below) and properly reported as exempt-interest dividends will not be subject to regular federal income tax.

   The New York Municipal Portfolio provides income which is (in large part)
tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from
New York Municipal Securities or securities issued by possessions of the United
States. The California Municipal Portfolio provides in large part income which is tax-free (except for alternative minimum tax) for federal and California state personal income tax purposes to the extent of income derived from
California Municipal Securities or securities issued by possessions of the
United States. The Diversified Municipal Portfolio provides in large part income which is tax-free for federal income tax purposes (except for alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains of income on transactions in swap contracts, options, futures contracts and options on futures contracts as well as gains on the sale of
Municipal Securities are not tax-exempt. Accordingly, the Portfolios will expect to comply with the requirement of Code Section 852(b)(5) that on a quarterly basis at least 50% of the value of each such Portfolio's total assets consists of Municipal Securities. This requirement may limit these Portfolios'
ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of the Diversified Municipal Portfolio may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the
Portfolios in their individual states or localities.

   As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a
Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Code to exempt-interest dividends will not be allowed as a deduction but instead will reduce net tax exempt income.

   We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year. Likewise, the amount of tax exempt income, including any tax exempt income subject to AMT, that each Portfolio distributes will be reported to you and such income must be reported on your federal income tax return.

   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend,"
and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An
"extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20%
of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of a Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the
Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.
Dividends paid by a Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock.
Accordingly, in order to satisfy its income distribution requirements, the
Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Portfolio and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Portfolio that represents income derived from certain revenue or private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a
"substantial user" of a facility financed by such bonds, or a "related person"
thereof. Moreover, some or all of the exempt-interest dividends distributed by a Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from a Portfolio may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or
(ii) subject to a federal alternative minimum tax, the federal "branch profits"
tax, or the federal "excess net passive income" tax.

   A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon.
Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the
Portfolio may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements.

   A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of the tax rules applicable to debt obligations acquired with market discount if an election is made with respect to such market discount.

   Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a
Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the
Portfolio held the particular option for more than one year.

   The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or

other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

   Certain Section 1256 contracts and certain other transactions undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the
Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle.
Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios. The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s)
made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

   The diversification requirements applicable to the Portfolios' assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

   Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio of the Fund may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolio's holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

   Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Portfolio, disposes of those shares within 90 days and then acquires, before January 31 of the following year, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Under Treasury Regulations, a Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the
Internal Revenue Service (the "IRS").

   Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

   Shareholders will receive, if appropriate, various written notices after the close of a Portfolio's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   If a shareholder recognizes a loss with respect to a Portfolio's shares of
$2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.
Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of
U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

   A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on ordinary income dividends from a Portfolio. In order to obtain a reduced rate of withholding, a non-U.S.
shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S.
shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional
"branch profits tax" imposed at a rate of 30% (or lower treaty rate). A
non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

   A 30% withholding tax will be imposed on dividends paid after December 31,
2013 and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect
U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS that state that they will provide the IRS information including the name, address and TIN of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

   In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Portfolio.

   Distributions that a Portfolio reports as "short-term capital gain dividends" or "long-term capital gain dividends" will not be treated as such to a recipient foreign shareholder if the distribution is attributable to a REIT's distribution to a Portfolio of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the
Portfolio's direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of distribution, such distributions will be subject to 30%
withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder; if the foreign

shareholder owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35%
withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Portfolio's direct or indirect interests in
U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Portfolio could be subject to the 35%
withholding tax and U.S. filing requirements unless the foreign person had not held more than 5% of the Portfolio's outstanding shares throughout either such person's holding period for the redeemed shares or, if shorter, the previous five years.

   The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding a foreign shareholder's participation or a
Portfolio's participation in a wash sale transaction or the payment of a substitute dividend.

   Shares of a Portfolio held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

   The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

   Cost Basis Reporting. As part of the Energy Improvement and Extension Act of
2008, mutual funds are required to report to the Internal Revenue Service the
"cost basis" of shares acquired by a shareholder on or after January 1, 2012
("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period on the redeemed shares.

   Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO)
and Specific Share Identification. You may elect which method you want to use by notifying the Portfolios. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Portfolio's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

   If you hold Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

   You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   Subject to the general oversight of the Board, the Manager is responsible for the investment decisions and of placing of orders for portfolio securities for each of the Portfolios. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction
(generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Portfolios or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

   Most transactions for the Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen principal market maker dealers with whom the Manager maintains regular contact. Most transactions made by the Portfolios will be principal transactions at net prices and the Portfolios will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Manager believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

   The Portfolios have no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Portfolios to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Manager may, in its discretion, purchase and sell

securities through brokers and dealers who provide research, statistical and other information to the Manager. Such services may be used by the Manager for all of its investment advisory accounts and, accordingly, not all such services may be used by the Manager in connection with the Portfolios. The supplemental information received from a dealer is in addition to the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such information.

   The Portfolios may from time to time place orders for the purchase or sale of securities with SCB & Co., an affiliate of the Manager. In such instances the placement of orders with such broker would be consistent with the
Portfolios' objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Manager. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and
Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

   The Portfolios did not pay any brokerage commissions for the past three fiscal years.

Disclosure of Portfolio Holdings
--------------------------------

   The Fund believes that the ideas of the Manager's investment staff should benefit the Portfolios and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

   The Manager has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of a Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios'
shareholders without compromising the integrity or performance of the
Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.

   Each Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager may post portfolio holdings information on the Manager's website (www.AllianceBernstein.com). The Manager generally posts on the website a complete schedule of the Portfolios' portfolio securities, generally as of the last day of each calendar month, approximately
30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the
Portfolio's assets represented by the Portfolio's holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Fund holds, a summary of the Portfolios' top ten holdings (including name and the percentage of the Portfolios' assets invested in each holding), and a percentage breakdown of the Portfolios' investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

   The Manager may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Manager's employees and affiliates that provide services to the Fund. In addition, the Manager may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the
Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Manager does not expect to disclose information about the Portfolios' portfolio holdings that is not publicly available to the Portfolios' individual or institutional investors or to intermediaries that distribute the Portfolios' shares. Information may be disclosed with any frequency and any lag, as appropriate.

   Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, the Manager's Chief Compliance
Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolios' shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolios or any other security. Under no circumstances may the Manager or its affiliates receive any consideration or compensation for disclosing the information.

   The Manager has established procedures to ensure that each Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Manager's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Manager's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. The Manager's Chief Compliance
Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolios and their shareholders and the interests of the Manager or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Manager's
Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Manager reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Manager's policy and any applicable confidentiality agreement. The Manager's Chief Compliance Officer (or his designee)
or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Manager will promptly terminate the disclosure arrangement.

   In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique
International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Fund's custodian in connection with its custody of a Portfolio's assets; (iv) Risk Metrics for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolios'
portfolio holdings information unless specifically authorized.

         CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                         FIRM AND FINANCIAL STATEMENTS

Custodian and Accounting Agent
------------------------------

   State Street Bank and Trust Company, One Lincoln Street, Boston,
Massachusetts 02111, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

   ABI, an indirect wholly owned subsidiary of AllianceBernstein, located at
1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of the Class A, Class B and Class C shares of the Portfolios. Under the Distribution Services Agreement between the Fund and the Principal
Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the 1933 Act.

Counsel
-------

   The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York,
New York 10019-6099, acts as counsel to the Fund.

Independent Registered Public Accounting Firm
---------------------------------------------

   PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017,
has been selected as the Fund's independent registered public accounting firm to audit the annual financial statements of the Portfolios.

Additional Information
----------------------

   Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the 1933 Act.
Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in
Washington, D.C.

   The Report of the Independent Registered Public Accounting Firm and
financial statements of the Portfolios are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the
1940 Act and Rule 30b2-1 thereunder. The annual report is dated September 30,
2011 and was filed on December 6, 2011. It is available without charge upon request by calling ABIS at (800) 227-4618.

                              GENERAL INFORMATION

   The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value per share of $0.001. Pursuant to the Articles of Incorporation, the Board may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the
Board may determine.

   Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors.
Such removal can be effected upon the action of two thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the
Fund does not intend to hold annual meetings of shareholders.

   A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio's assets and, upon redeeming shares, will receive the then current NAV of the
Portfolio represented by the redeemed shares less any applicable CDSC.
Generally, shares of each Portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each Portfolio and class in substantially the same manner. Each class of shares of the
Portfolios has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares a Portfolio bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of a Portfolio votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

   As of January 6, 2012, to the knowledge of the Fund the following persons or entities owned beneficially or of record 5% or more of the New York Municipal
Portfolio, California Municipal Portfolio or Diversified Municipal Portfolio or
any class of the Portfolios:

                                                 NO. OF SHARES % OF
NAME AND ADDRESS                                   OF CLASS    CLASS
------------------------------------------------ ------------- -----
NEW YORK MUNICIPAL PORTFOLIO

CLASS A SHARES:

CHARLES SCHWAB & CO.
FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
MUTUAL FUND OPERATIONS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151                      3,732,809.563 27.95%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052                        3,082,371.935 23.08%

MLPF&S FOR THE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 322466484                        1,136,090.756  8.51%

NATIONAL FINANCIAL SERVICES LLC
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN
  MUTUAL FUNDS DEPT
200 LIBERTY ST 5/TH/ FLOOR
ONE WORLD FIN CTR
NEW YORK NY 10281-5503                             987,835.589  7.40%

UBS WM USA
OMNI ACCOUNT M/F
ATTN: DEPARTMENT MANAGER
1000 HARBOR BLVD 5/TH/ FLOOR
WEEHAWKEN NJ 07086-6761                            906,108.822  6.78%

CLASS B SHARES:

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052                           15,898.858 32.35%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484                           5,550.165 11.29%

NATIONAL FINANCIAL SERVICES LLC

FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN
  MUTUAL
FUNDS DEPT
200 LIBERTY ST 5/TH/ FLOOR
ONE WORLD FIN CTR
NEW YORK NY
10281-5503                                           5,233.092 10.65%

LPL FINANCIAL
9785 TOWNE CENTRE DR
SAN DIEGO CA 921211968                               3,934.704  8.01%

CITIGROUP GLOBAL MARKETS
HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 W 34/TH/ ST FL 3
NEW YORK NY 10001-2402                               3,706.374  7.54%

                                                   NO. OF SHARES % OF
NAME AND ADDRESS                                     OF CLASS    CLASS
-------------------------------------------------- ------------- -----

LPL FINANCIAL SERVICES
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968                                3,695.422  7.52%

CLASS C SHARES:

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052                          1,298,547.199 27.75%

CHARLES SCHWAB & CO.
FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
MUTUAL FUND OPERATIONS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151                          887,826.616 18.98%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484                           629,311.110 13.45%

NATIONAL FINANCIAL SERVICES LLC
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN
  MUTUAL
FUNDS DEPT
200 LIBERTY ST 5/TH/ FLOOR
ONE WORLD FIN CTR
NEW YORK NY 10281-5503                               360,253.974  7.70%

UBS WM USA
OMNI ACCOUNT M/F
ATTN: DEPARTMENT MANAGER
1000 HARBOR BLVD 5/TH/ FLOOR
WEEHAWKEN NJ 07086-6761                              271,144.597  5.80%

CALIFORNIA MUNICIPAL PORTFOLIO
------------------------------

CLASS A SHARES:

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052                          1,507,903.327 30.37%

FIRST CLEARING, LLC
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
  CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523                            650,812.259 13.11%

UBS WM USA
OMNI ACCOUNT M/F
ATTN: DEPARTMENT MANAGER
1000 HARBOR BLVD 5(TH) FLOOR
WEEHAWKEN NJ 07086-6761                              576,153.608 11.60%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484                           573,515.996 11.55%

                                                   NO. OF SHARES % OF
NAME AND ADDRESS                                     OF CLASS    CLASS
-------------------------------------------------- ------------- -----
MORGAN STANLEY SMITH BARNEY
HARBORSIDE FINANCIAL CENTER
PLAZA II 3/RD/ FLOOR
JERSEY CITY, NJ 07311                               506,621.082  10.20%

CLASS B SHARES:
--------------

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484                            4,735.992  48.40%

FIRST CLEARING, LLC
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
  CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523                             3,308.994  33.82%

JEANNE VILLEGAS & SAUL
VILLEGAS JTWROS TOD/DE
1135 SEVILLE DR
PACIFICA CA 94044-3553                                1,155.329  11.81%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052                               583.391   5.96%

CLASS C SHARES:

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484                          387,980.960  26.90%

FIRST CLEARING, LLC
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
  CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523                           232,318.237  16.11%

UBS WM USA
OMNI ACCOUNT M/F
ATTN: DEPARTMENT MANAGER
1000 HARBOR BLVD 5/TH/ FLOOR
WEEHAWKEN NJ 07086-6761                             131,302.654   9.10%

CITIGROUP GLOBAL MARKETS
HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 W 34/TH/ ST FL 3
NEW YORK NY 10001-2402                              103,905.416   7.20%

MORGAN STANLEY SMITH BARNEY
HARBORSIDE FINANCIAL CENTER
PLAZA II 3/RD/ FLOOR
JERSEY CITY, NJ 07311                                92,581.574   6.46%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052                            75,995.738   5.27%

                                                   NO. OF SHARES % OF
NAME AND ADDRESS                                     OF CLASS    CLASS
-------------------------------------------------- ------------- -----
CHARLES SCHWAB & CO.
FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
MUTUAL FUND OPERATIONS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151                           73,398.540  5.09%

DIVERSIFIED MUNICIPAL PORTFOLIO

CLASS A SHARES:

CHARLES SCHWAB & CO.
FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
MUTUAL FUND OPERATIONS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151                        8,620,247.181 22.12%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484                         4,553,409.276 11.68%

FIRST CLEARING, LLC
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
  CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523                          4,308,787.394 11.06%

UBS WM USA
OMNI ACCOUNT M/F
ATTN: DEPARTMENT MANAGER
1000 HARBOR BLVD 5/TH/ FLOOR
WEEHAWKEN NJ 07086-6761                            3,866,473.685  9.92%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052                          2,506,236.196  6.43%

NATIONAL FINANCIAL SERVICES LLC
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN
  MUTUAL FUNDS DEPT
200 LIBERTY ST 5/TH/ FLOOR
ONE WORLD FIN CTR
NEW YORK NY 10281-5503                             2,389,915.894  6.13%

CLASS B SHARES:
--------------

FIRST CLEARING, LLC
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
  CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523                             16,259.813 31.23%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052                              4,529.362  8.70%

CHARLES SCHWAB & CO.
FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
MUTUAL FUND OPERATIONS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151                            4,529.504  8.70%

                                                   NO. OF SHARES % OF
NAME AND ADDRESS                                     OF CLASS    CLASS
-------------------------------------------------- ------------- -----
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484                             4,100.524  7.88%

CITIGROUP GLOBAL MARKETS
HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 W 34/TH/ ST FL 3
NEW YORK NY 10001-2402                                 3,711.317  7.13%

NATIONAL FINANCIAL SERVICES LLC
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN
  MUTUAL FUNDS DEPT
200 LIBERTY ST 5/TH/ FLOOR
ONE WORLD FIN CTR
NEW YORK NY 10281-5503                                 2,642.756  5.08%

CLASS C SHARES:

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484                         1,434,387.532 17.64%

FIRST CLEARI NG, LLC
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
  CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523                          1,040,074.792 12.79%

NATIONAL FINANCIAL SERVICES LLC
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN
  MUTUAL FUNDS DEPT
200 LIBERTY ST 5/TH/ FLOOR
ONE WORLD FIN CTR
NEW YORK NY 10281-5503                               803,159.601  9.88%

RAYMOND JAMES
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM
ATTN COURTNEY WALLER
880 CARILLON PARKWAY
ST PETERSBURG FL 33716-1102                          707,163.993  8.70%

CHARLES SCHWAB & CO.
FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
MUTUAL FUND OPERATIONS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151                          681,380.833  8.38%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303-2052                            533,291.872  6.56%

                              NO. OF SHARES % OF
NAME AND ADDRESS                OF CLASS    CLASS
----------------------------- ------------- -----

MORGAN STANLEY SMITH BARNEY
HARBORSIDE FINANCIAL CENTER
PLAZA II 3/RD/ FLOOR
JERSEY CITY, NJ 07311          495,164.408  6.09%

CITIGROUP GLOBAL MARKETS
HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 W 34/TH/ ST FL 3
NEW YORK NY 10001-2402         484,858.014  5.96%

UBS WM USA
OMNI ACCOUNT M/F
ATTN: DEPARTMENT MANAGER
1000 HARBOR BLVD 5/TH/ FLOOR
WEEHAWKEN NJ 07086-6761        477,230.410  5.87%

                                  APPENDIX A:

DESCRIPTION OF CORPORATE AND MUNICIPAL BOND RATINGS
---------------------------------------------------

   The following descriptions of Standard & Poor's Corporation ("Standard &
Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc.
("Moody's") corporate and municipal bond ratings have been published by
Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/2/

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's.
Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) or MINUS (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

Fitch(3)

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information.
Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.
--------
(2)  Reprinted from Standard & Poor's Bond Guide.
(3)  As provided by Fitch Ratings, Inc.

                                      A-1

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD AND D Bonds represent the highest potential for default and the lowest potential for recovery.

PLUS(+) MINUS (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

Moody's(4)

AAA Bonds which are rated Aaa by Moody's are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

BAA Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF CORPORATE AND MUNICIPAL COMMERCIAL PAPER RATINGS
---------------------------------------------------------------

   The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

                                      A-2

Standard & Poor's(5)

--------
(4)  Reprinted from Moody's Bond Record and Short Term Market Record.
(5)  Reprinted from Standard & Poor's Bond Guide.

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1"
for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment.
They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

Fitch(6)
-------

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody's(7)
---------

   Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    .  Leading market positions in well-established industries.

    .  High rates of return on funds employed.

    .  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    .  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    .  Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
Earnings trends and coverage ratios,

                                      A-3

while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

--------
(6)  As provided by Fitch Ratings, Inc.
(7)  Reprinted from Moody's Bond Record and Short Term Market Record.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced.
Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MUNICIPAL NOTE RATINGS
-------------------------------------

   The following descriptions of municipal bond ratings have been published by
Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(8)
-----------------

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus
(+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch(9)
-----

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

--------
(8)  Reprinted from Standard & Poor's Bond Guide
(9)  As provided by Fitch Ratings, Inc.

                                      A-4

                                 APPENDIX B :

                           STATEMENT OF POLICIES AND
                          PROCEDURES FOR PROXY VOTING

    1. Introduction

       As a registered investment adviser, AllianceBernstein L.P.
       ("ALLIANCEBERNSTEIN", "WE" OR "US") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value.
       Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding
       Responsible Investment ("RI Policy") is attached to this Statement as an
       Exhibit.

       We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

       This statement is intended to comply with Rule 206(4)-6 of the
       Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment
       Company Act of 1940. This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and
       non-U.S. securities.

                                      B-1

2. Proxy Policies

       Our proxy voting policies are principle-based rather than rules-based.
       We adhere to a core set of principles that are described in this
       Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value.
       We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer's past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

       This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     2.1. Corporate Governance

          We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders.
          We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place.
          Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have

                                      B-2

          written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

     2.2. Elections of Directors

          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors
          (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

                                      B-3

     2.3. Appointment of Auditors

          AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

     2.4. Changes in Legal and Capital Structure

          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals.
          However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

     2.5. Corporate Restructurings, Mergers and Acquisitions

          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision.
          Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that

                                      B-4

          cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6. Proposals Affecting Shareholder Rights

          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights.
          However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     2.7. Anti-Takeover Measures

          AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

  2.8. Executive Compensation

       AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure

                                      B-5

       that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010.
       Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that

                                      B-6

       are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

  2.9. ESG

       We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

       Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company's long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company's long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern in considering these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more

                                      B-7

       shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3. Proxy Voting Procedures

  3.1. Proxy Voting Committees

       Our growth and value investment groups have formed separate proxy voting committees ("Proxy Committees") to establish general proxy policies for
       AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate
       Proxy Committee will evaluate the proposal. In addition, the Proxy
       Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and
       Compliance Department.

       Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy
       Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

       It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy
       Voting Manual no less frequently than annually. In addition, the Proxy
       Committees meet as necessary to address special situations.

  3.2. ENGAGEMENT

       In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy
       Committees may consult chief

                                      B-8

       investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members.
       Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company's management to discuss the relevant issues.

       Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

  3.3. Conflicts of Interest

       AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes
       AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests.
       Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including:
       (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees'
       material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote;
       (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved

                                      B-9

       in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

       Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

  3.4. Proxies of Certain Non-U.S. Issuers

       Proxy voting in certain countries requires "share blocking."
       Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary.
       During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

       AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example,
       AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another

                                     B-10

       example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing
       AllianceBernstein's voting instructions.

                                     B-11

  3.5. Loaned Securities

       Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue.
       AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

  3.6. Proxy Voting Records

       Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President &
       Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the
       Americas, New York, NY 10105.

       [ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended
       June 30, without charge. Simply visit AllianceBernstein's web site at
       www.alliancebernstein.com, go to the Securities and Exchange
       Commission's web site at www.sec.gov or call AllianceBernstein at
       (800) 227-4618.

                                     B-12

                                                                        Exhibit

                         Statement of Policy Regarding
                            Responsible Investment
                    Principles for Responsible Investment,
                   ESG, and Socially Responsible Investment

1. Introduction

AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients'
objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible
Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI")
incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

                                     B-13

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the
Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes. AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the
Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the
Principles.

                                     B-14

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee

Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting
AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by
John Phillips, a Senior Portfolio Manager in Value Equities and the Chairman of
the Proxy Voting Committee for Bernstein.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee

member:

Erin Bigley: SVP-Fixed Income, New York
Alex Chaloff: SVP-Private Client, Los Angeles
Steve Cheetham: SVP-Value, London
James Crawford: SVP-Value, Australia
Kathy Fisher: SVP-Private Client, New York
Linda Giuliano: SVP-Equities, New York
David Lesser: VP-Legal, New York
Jason Ley: SVP-Growth, Chicago
Mark Manley: SVP-Legal, New York
Takuji Oya: VP-Growth, Japan
John Phillips: SVP-Value, New York
Guy Prochilo: SVP-Institutional Investments, New York
Liz Smith: SVP-Institutional Investments, New York
Chris Toub: SVP-Equities, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands

                                     B-15